   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON            , 2005

                                              SECURITIES ACT FILE NO. 333-
                                       INVESTMENT COMPANY ACT FILE NO. 811-21485
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] PRE-EFFECTIVE AMENDMENT NO.
[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x] AMENDMENT NO. 9
                              -------------------

                                 COHEN & STEERS
                           SELECT UTILITY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------

                                WITH COPIES TO:
                             SARAH E. COGAN, ESQ.
                       SIMPSON THACHER & BARTLETT LLP
                            425 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017
                               (212) 455-2000

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

====================================================================================================================
                                                          PROPOSED          PROPOSED
                                                          MAXIMUM           MAXIMUM
           TITLE OF SECURITIES             AMOUNT BEING  OFFERING PRICE    AGGREGATE          AMOUNT OF REGISTRATION
            BEING REGISTERED               REGISTERED(1) PER SHARE(1)     OFFERING PRICE(1)     FEE(1)(2)
--------------------------------------------------------------------------------------------------------------------
Series    Preferred Shares, par value
  $0.001.................................       20          $25,000           $500,000                $58.85
Series    Preferred Shares, par value
  $0.001.................................       20          $25,000           $500,000                $58.85
====================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.
                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                 COHEN & STEERS
                           SELECT UTILITY FUND, INC.

                             CROSS REFERENCE SHEET
                              PART A -- PROSPECTUS

                          ITEM IN PART A OF FORM N-2
                            SPECIFIED IN PROSPECTUS                       LOCATION IN PROSPECTUS
                            -----------------------                       ----------------------
Item 1.      Outside Front Cover..................................  Cover Page
Item 2.      Inside Front and Outside Back Cover Page.............  Cover Page; Inside Front Cover
                                                                      Page; Outside Back Cover Page
Item 3.      Fee Table and Synopsis...............................  Inapplicable
Item 4.      Financial Highlights.................................  Financial Highlights
Item 5.      Plan of Distribution.................................  Cover Page; Prospectus Summary;
                                                                      Underwriting
Item 6.      Selling Stockholders.................................  Inapplicable
Item 7.      Use of Proceeds......................................  Use of Proceeds; Investment
                                                                      Objectives and Policies
Item 8.      General Description of the Registrant................  Cover Page; Prospectus Summary;
                                                                      The Fund; Investment Objectives
                                                                      and Policies; Risks Factors; How
                                                                      the Fund Manages Risk
Item 9.      Management...........................................  Prospectus Summary; Management of
                                                                      the Fund; How the Fund Manages
                                                                      Risk
Item 10.     Capital Stock, Long-Term Debt, and Other
               Securities.........................................  Capitalization; Investment
                                                                      Objectives and Policies; Use of
                                                                      Leverage; U.S. Federal Taxation;
                                                                      Description of Preferred Shares;
                                                                      Description of Common Shares
Item 11.     Defaults and Arrears on Senior Securities............  Inapplicable
Item 12.     Legal Proceedings....................................  Inapplicable
Item 13.     Table of Contents of the Statement of Additional
               Information........................................  Table of Contents of the Statement
                                                                      of Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

                                                                          LOCATION IN STATEMENT
                          ITEMS IN PART B OF FORM N-2                   OF ADDITIONAL INFORMATION
                          ---------------------------                   -------------------------
Item 14.     Cover Page...........................................  Cover Page
Item 15.     Table of Contents....................................  Table of Contents
Item 16.     General Information and History......................  General Information
Item 17.     Investment Objective and Policies....................  Investment Objectives and
                                                                    Policies; Additional Information
                                                                      Regarding Fund Investments;
                                                                      Investment Restrictions
Item 18.     Management...........................................  Management of the Fund;
                                                                      Compensation of Directors and
                                                                      Certain Officers
Item 19.     Control Persons and Principal Holders of
               Securities.........................................  Management of the Fund
Item 20.     Investment Advisory and Other Services...............  Investment Advisory and Other
                                                                      Services
Item 21.     Brokerage Allocation and Other Practices.............  Portfolio Transactions and
                                                                      Brokerage; Determination of Net
                                                                      Asset Value
Item 22.     Tax Status...........................................  U.S. Federal Taxation
Item 23.     Financial Statements.................................  Report of Independent Registered
                                                                      Public Accounting Firm;
                                                                      Financial Information

                          PART C -- OTHER INFORMATION

Items 24-33.  have been answered in Part C of this Registration
                Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED           , 2005

PROSPECTUS                             [COHEN & STEERS SELECT UTILITY FUND LOGO]

                              $
                                 COHEN & STEERS
                           SELECT UTILITY FUND, INC.
                         AUCTION RATE PREFERRED SHARES
                                 SHARES, SERIES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               -----------------

   Cohen & Steers Select Utility Fund, Inc. (the 'Fund') is offering     Series
   Auction Rate Preferred Shares. The shares are referred to in this prospectus as 'Preferred Shares.' The Fund is a non-diversified, closed-end management investment company. Our investment objective is to achieve a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation.

                                                   (continued on following page)

   INVESTING IN THE PREFERRED SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE 'RISK FACTORS' SECTION BEGINNING ON PAGE 41 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.
                               -----------------

                                                                     PER SHARE               TOTAL
                                                                     ---------               -----
   Public offering price....................................          $25,000             $
   Sales load...............................................          $                   $
   Proceeds to the Fund(1)..................................          $                   $

   (1) Not including offering expenses payable by the Fund estimated to be $

   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The underwriters are offering the Preferred Shares subject to various conditions. The Preferred Shares will be ready for delivery in book-entry form only through the facilities of the Depository Trust Company on or about
         , 2005.
                               -----------------

                               -----------------

                The date of this prospectus is          , 2005.

(continued from previous page)

    Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by companies engaged in the utility industry ('utility companies'). Managed assets equal the net asset value of the Fund's common shares plus the liquidation value of the Preferred Shares and other outstanding shares of preferred stock plus the principal amount of any borrowings. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. In addition, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.

    It is the Fund's current intention to initially allocate approximately 80% of the Fund's managed assets to common stocks issued by utility companies and approximately 20% of its managed assets to preferred securities and other fixed income securities. Thereafter, the Fund's portfolio allocations will vary from time to time, consistent with the Fund's investment objective and policies. At any time, under normal circumstances, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities issued by utility companies. There can be no assurance that the Fund will achieve its investment objective. See 'Investment Objective and Policies' and 'Risk Factors.'

    Investors in the Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See 'Description of Preferred Shares.' As of
September   , 2005, the Fund had outstanding 19,680 shares of six other series of preferred stock: 3,400 of Series M7 AMPS, par value $.001 per share (the 'Series M7 AMPS'), 3,400 of Series T7 AMPS, par value $.001 per share (the 'Series T7 AMPS'), 3,400 of Series W7 AMPS, par value $.001 per share (the 'Series W7 AMPS'), 2,680 of Series T28 AMPS, par value $0.001 per share (the 'Series T28 AMPS'), 3,400 of Series TH28 AMPS, par value $.001 per share (the 'Series TH28 AMPS'), and 3,400 of Series F7 AMPS, par value $.001 per share (the 'Series F7 AMPS'). The Preferred Shares offered in this prospectus rank on a parity with the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series T28 AMPS, Series TH28 AMPS and Series F7 AMPS with respect to dividends and liquidation preference. The Preferred Shares have priority over the Fund's common shares as to dividends and distribution of assets as described in this prospectus. See 'Description of Preferred Shares.' The dividend rate for the initial dividend
period will be    % for the Preferred Shares. The initial dividend period is
from the date of issuance through                 for the Preferred Shares. For
subsequent dividend periods, the Preferred Shares will pay dividends based on a
rate set at auction, usually held every   days. Prospective purchasers should
note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell the Preferred Shares based on the results of an auction and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the Preferred Shares through an order placed at an auction or with or through a broker-dealer in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in the Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem the Preferred Shares as described under 'Description of Preferred Shares -- Redemption.'

    The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    The Preferred Shares will be senior to the Fund's outstanding Common Shares. The Preferred Shares are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'UTF.' It is a condition of closing this offering that the Preferred Shares be offered with the highest credit quality rating from at least two of Standards & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ('S&P') and of Moody's Investors Service, Inc. ('Moody's').

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   26
The Fund....................................................   28
Use of Proceeds.............................................   28
Capitalization..............................................   29
Investment Objective and Policies...........................   30
Use of Leverage.............................................   38
Risk Factors................................................   41
How the Fund Manages Risk...................................   55
Management of the Fund......................................   57
Description of Preferred Shares.............................   59
The Auction.................................................   67
Description of Common Shares................................   72
Certain Provisions of the Charter and By-Laws...............   72
Conversion to Open-End Fund.................................   74
Repurchase of Common Shares.................................   74
U.S. Federal Taxation.......................................   75
Underwriting................................................   80
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   81
Legal Opinions..............................................   81
Independent Registered Public Accounting Firm...............   81
Further Information.........................................   81
Table of Contents of the Statement of Additional
  Information...............................................   82

                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE AND THE UNDERWRITERS HAVE NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE AND THE UNDERWRITERS ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated             , 2005, as it may be supplemented (the 'SAI'),
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 82 of this prospectus. You may request a free copy of the SAI by calling
(800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading 'Risk Factors.'

THE FUND.....................................  Cohen & Steers Select Utility Fund, Inc. (the 'Fund')
                                               is a recently organized, non-diversified, closed-end
                                               management investment company. The Fund was organized
                                               as a Maryland corporation on January 8, 2004 and is
                                               registered under the Investment Company Act of 1940,
                                               as amended (the '1940 Act'). The Fund commenced
                                               investment operations on March 30, 2004, upon the
                                               closing of an initial public offering of 41,250,000
                                               Common Shares, par value $0.001 per share ('Common
                                               Shares'). The Fund issued 3,400 of Series M7 AMPS,
                                               3,400 of Series T7 AMPS, 2,680 of Series T28 AMPS,
                                               3,400 of Series W7 AMPS, 3,400 of Series TH28 AMPS
                                               and 3,400 of Series F7 AMPS on May 20, 2004.
                                               References to the Series M7, Series T7, Series T28,
                                               Series W7, Series TH28 and Series F7 AMPS refer to
                                               Taxable Auction Market Preferred Shares. As of
                                                          , 2005, the Fund had          Common
                                               Shares outstanding and net assets, plus the
                                               liquidation value of the Series M7 AMPS, the
                                               Series T7 AMPS, the Series T28 AMPS, the Series W7
                                               AMPS, the Series TH28 AMPS, and the Series F7 AMPS,
                                               of $           . The Fund's principal office is
                                               located at 757 Third Avenue, New York, New York
                                               10017, and its telephone number is (212) 832-3232.

THE OFFERING.................................  The Fund is offering     Series    Preferred Shares,
                                               par value $0.001 per share and     Series
                                               Preferred Shares, par value $0.001 per share (the
                                               'Preferred Shares'), at a purchase price of $25,000
                                               per share plus dividends, if any, that have
                                               accumulated from the date the Fund first issues the
                                               Preferred Shares. The Preferred Shares are offered
                                               through a group of underwriters led by
                                                               .
                                               The Preferred Shares entitle their holders to receive
                                               cash dividends at an annual rate that may vary for
                                               the successive dividend periods for the Preferred
                                               Shares. In general, except as described under
                                               ' -- Dividends and Dividend Periods' below and
                                               'Description of Preferred Shares -- Dividends and
                                               Dividend Periods,' the dividend period for the
                                               Preferred Shares will be   days. The

                                               auction agent will determine the dividend rate for a
                                               particular period by an auction conducted on the
                                               business day immediately prior to the start of that
                                               rate period. See 'The Auction.'

                                               The Preferred Shares are not listed on an exchange.
                                               Instead, investors may buy or sell the Preferred
                                               Shares in an auction by submitting orders to
                                               broker-dealers that have entered into an agreement
                                               with the auction agent and the Fund.

                                               Generally, investors in the Preferred Shares will not
                                               receive certificates representing ownership of their
                                               shares. The securities depository (The Depository
                                               Trust Company ('DTC') or any successor) or its
                                               nominee for the account of the investor's
                                               broker-dealer will maintain record ownership of the
                                               Preferred Shares in book-entry form. An investor's
                                               broker-dealer, in turn, will maintain records of that
                                               investor's beneficial ownership of the Preferred
                                               Shares.

RATINGS......................................  The Fund will issue the Preferred Shares only if such shares have received a credit quality rating of 'AAA'
                                               from S&P and 'Aaa' from Moody's. These ratings are an
                                               assessment of the capacity and willingness of an
                                               issuer to pay preferred stock obligations. The
                                               ratings are not a recommendation to purchase, hold or
                                               sell those shares inasmuch as the rating does not
                                               comment as to the market price or suitability for a
                                               particular investor. The ratings described above also
                                               do not address the likelihood that an owner of
                                               Preferred Shares will be able to sell such shares in
                                               an auction or otherwise. The ratings are based on
                                               current information furnished to Moody's and S&P by
                                               the Fund and the Investment Manager and information
                                               obtained from other sources. The ratings may be
                                               changed, suspended or withdrawn in the rating
                                               agencies' discretion as a result of changes in, or
                                               the unavailability of, such information. See
                                               'Description of Preferred Shares -- Rating Agency
                                               Guidelines.'

USE OF PROCEEDS..............................  The net proceeds of this offering will be invested in accordance with the policies set forth under
                                               'Investment Objective and Policies.' We estimate that
                                               the net proceeds of this offering will be fully
                                               invested in accordance with our investment objective
                                               and policies within four months of the completion of
                                               this offering.

                                               The Fund intends to invest the proceeds of this
                                               offering in securities of utility companies. Pending
                                               such investment, those proceeds may be invested in
                                               U.S. Government securities or high quality,
                                               short-term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES............  Our investment objective is to achieve a high level of after-tax total return through investment in
                                               utility securities. In pursuing total return, the
                                               Fund equally emphasizes both current income,
                                               consisting primarily of tax-advantaged dividend
                                               income, and capital appreciation. Our investment
                                               objective and certain investment policies are
                                               considered fundamental and may not be changed without
                                               stockholder approval. See 'Investment Objective and
                                               Policies.'

                                               Under normal market conditions, the Fund seeks to
                                               achieve its objective by investing at least 80% of
                                               its managed assets in a portfolio of common stocks,
                                               preferred stocks and other equity securities issued
                                               by utility companies. The Fund currently invests
                                               approximately    % of its managed assets in common
                                               stocks and approximately    % of its managed assets
                                               in preferred securities issued by utility companies.
                                               These percentages may vary from time to time,
                                               consistent with the Fund's investment objective and
                                               policies. At any time, under normal circumstances, at
                                               least 80% of the Fund's managed assets will be
                                               invested in common stocks, preferred stocks and other
                                               equity securities issued by utility companies.

                                               Investment Strategies. In making investment decisions
                                               with respect to common stocks and other equity
                                               securities issued by utility companies, the
                                               Investment Manager relies on a fundamental analysis
                                               of each company. Securities are evaluated for their
                                               potential to provide an attractive total return
                                               through a combination of dividend yield and capital
                                               appreciation. The Investment Manager reviews each
                                               company's potential for success in light of general
                                               economic and industry trends, as well as the
                                               company's quality of management, financial condition,
                                               business plan, industry and sector market position,
                                               dividend payout ratio and corporate governance. The
                                               Investment Manager utilizes a value-oriented
                                               approach, and evaluates each company's valuation on
                                               the basis of relative price/cash flow and
                                               price/earnings multiples,

                                               earnings growth rate, dividend yield, and price/book
                                               value, among other metrics.

                                               In making investment decisions with respect to
                                               preferred securities and other fixed income
                                               securities, the Investment Manager seeks to select
                                               what it believes are securities that are undervalued
                                               on the basis of risk and return profiles. In making
                                               these determinations, the Investment Manager
                                               evaluates the fundamental characteristics of an
                                               issuer, including an issuer's creditworthiness, and
                                               also takes into account prevailing market factors. In
                                               analyzing credit quality, the Investment Manager
                                               considers not only fundamental analysis, but also an
                                               issuer's corporate and capital structure and the
                                               placement of the preferred or debt securities within
                                               that structure. The Investment Manager also takes
                                               into account other factors, such as call and other
                                               structural features, event risk, the likely
                                               directions of ratings and relative value versus other
                                               income security classes, among others.

                                               Securities Issued by Utility Companies. Under normal
                                               market conditions, at least 80% of the Fund's managed
                                               assets will be invested in common stocks, preferred
                                               stocks and other equity securities issued by utility
                                               companies. Substantially all of the securities issued
                                               by utility companies in which the Fund intends to
                                               invest are traded on a national securities exchange
                                               or in the over-the-counter market. Utility companies
                                               generally pay dividends on their equity securities
                                               that qualify for the dividends received deduction
                                               (the 'DRD') under Section 243 of the Internal Revenue
                                               Code of 1986, as amended (the 'Code') and are
                                               considered 'qualified dividend income' eligible for
                                               reduced rates of taxation. The DRD generally allows
                                               corporations to deduct from their income 70% of
                                               dividends received. Corporate stockholders are
                                               generally permitted to claim a deduction with respect
                                               to that portion of their distributions attributable
                                               to amounts received by the Fund that qualify for the
                                               DRD. Under current law, individuals will generally be
                                               taxed at long-term capital gain rates on qualified
                                               dividend income. The Fund generally can pass the tax
                                               treatment of qualified dividend income it receives
                                               through to stockholders, provided that holding period
                                               and other requirements are met.

                                               Utility companies derive at least 50% of their
                                               revenues from, or have at least 50% of their assets
                                               committed to, the:

                                                  generation, transmission, sale or distribution of
                                                  electric energy;

                                                  distribution, purification and treatment of water;

                                                  production, transmission or distribution of
                                                  natural gas; and

                                                  provision of communications services, including
                                                  cable television, satellite, microwave, radio,
                                                  telephone and other communications media.

                                               Preferred Securities. The Fund may invest in
                                               preferred securities issued by utility companies and
                                               other types of issuers. There are two basic types of
                                               preferred securities. The first, sometimes referred
                                               to in this prospectus as traditional preferred
                                               securities, consists of preferred stock issued by an
                                               entity taxable as a corporation. Preferred stocks are
                                               considered equity securities. The second basic type
                                               is referred to in this prospectus as hybrid-preferred
                                               securities. Hybrid-preferred securities are usually
                                               issued by a trust or limited partnership and often
                                               represent preferred interests in subordinated debt
                                               instruments issued by a corporation for whose benefit
                                               the trust or partnership was established.
                                               Hybrid-preferred securities are considered debt
                                               securities. Preferred securities pay fixed or
                                               floating dividends to investors and have 'preference'
                                               over common stock in the payment of dividends and the
                                               liquidation of a company's assets. This means that a
                                               company must pay dividends on preferred stock before
                                               paying dividends on its common stock. Preferred
                                               stockholders usually have no right to vote for
                                               corporate directors or on other matters. The hybrid
                                               preferred securities in which the Fund may invest do
                                               not qualify for the DRD and are not expected to
                                               provide significant benefits under the rules relating
                                               to qualified dividend income. As a result, any
                                               corporate stockholder who otherwise would qualify for
                                               the DRD, and any individual stockholder who otherwise
                                               would qualify to be taxed at long-term capital gain
                                               rates on qualified dividend income, should assume
                                               that none of the distributions the stockholder
                                               receives from the Fund attributable to
                                               hybrid-preferred securities will qualify for the DRD
                                               or provide significant benefits under the rules
                                               relating to qualified dividend income. Distributions

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                                               received from the Fund attributable to traditional
                                               preferred securities, such as the preferred
                                               securities of utility companies, generally would
                                               qualify for the DRD as to any corporate stockholder
                                               and would qualify to be taxed at long-term capital
                                               gains rates as to any individual stockholder.

                                               Debt Securities. The Fund may invest in debt
                                               securities issued by utility companies and other
                                               types of issuers. The Fund's investments in debt
                                               securities may include investments in convertible
                                               debt securities, convertible preferred securities,
                                               U.S. dollar-denominated corporate debt securities
                                               issued by domestic and non-U.S. corporations and U.S.
                                               dollar-denominated government debt securities issued
                                               or guaranteed by the U.S. Government or its agencies
                                               or instrumentalities or a non-U.S. Government or its
                                               agencies or instrumentalities.

                                               Lower Rated Securities. The Fund may invest up to 25%
                                               of its managed assets in securities that at the time
                                               of investment are rated below investment grade (below
                                               Baa3 or BBB - ) by Moody's, S&P, Fitch or an
                                               equivalent rating by a nationally recognized
                                               statistical rating agency, or that are unrated but
                                               judged to be below investment grade by the Fund's
                                               Investment Manager. A security will not be considered
                                               to be below investment grade quality if it is rated
                                               within the four highest grades (Baa or BBB or better)
                                               by Moody's, S&P, Fitch or an equivalent rating by a
                                               nationally recognized statistical rating agency, or
                                               is unrated but judged to be of comparable quality by
                                               the Fund's Investment Manager. These below investment
                                               grade quality securities are commonly referred to as
                                               'junk bonds' and are regarded as having predominantly
                                               speculative characteristics with respect to the
                                               payment of interest and repayment of principal.

                                               While the Fund does not currently intend to invest in
                                               illiquid securities (i.e., securities that are not
                                               readily marketable), it may invest up to 10% of its
                                               managed assets in illiquid securities.

                                               The Fund may invest up to 20% of its managed assets
                                               in preferred securities and other fixed-income
                                               securities that are not issued by utility companies.

                                               The Fund also may invest up to 20% of its managed
                                               assets in U.S. dollar-denominated securities of
                                               foreign issuers traded or listed on a U.S. securities
                                               exchange or the U.S. over-the-counter market.
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                                               The Fund will generally not invest more than 10% of
                                               its managed assets in the securities of one issuer.
                                               The Fund may engage in portfolio trading when
                                               considered appropriate, but short-term trading will
                                               not be used as the primary means of achieving the
                                               Fund's investment objective.

                                               There are no limits on portfolio turnover, and
                                               investments may be sold without regard to length of
                                               time held when, in the opinion of the Investment
                                               Manager, investment considerations warrant such
                                               action. A higher portfolio turnover rate results in
                                               correspondingly greater brokerage commissions and
                                               other transactional expenses that are borne by the
                                               Fund. High portfolio turnover may result in the
                                               realization of net short-term capital gains by the
                                               Fund which, when distributed to stockholders, will be
                                               taxable as ordinary income.

                                               Although not intended to be a significant element in
                                               the Fund's investment strategy, from time to time the
                                               Fund may use various other investment management
                                               techniques that also involve certain risks and
                                               special considerations including: engaging in
                                               interest rate and credit derivatives transactions and
                                               using options and financial futures.

                                               There can be no assurance that our investment
                                               objective will be achieved. See 'Investment Objective
                                               and Policies.'

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager of
                                               the Fund pursuant to an Investment Management
                                               Agreement. The Investment Manager was formed in 1986,
                                               and as of June 30, 2005 had approximately
                                               $19.9 billion in assets under management. Its clients
                                               include pension plans, endowment funds and mutual
                                               funds, including some of the largest open-end and
                                               closed-end real estate funds. The Investment Manager,
                                               whose principal business address is 757 Third Avenue,
                                               New York, NY 10017, is also responsible for providing
                                               administrative services and assisting the Fund with
                                               operational needs pursuant to an Administration
                                               Agreement (the 'Adminstration Agreement'). In
                                               accordance with the terms of the Administration
                                               Agreement, the Fund has entered into an agreement
                                               with State Street Bank and Trust Company ('State
                                               Street
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                                               Bank') to perform certain administrative functions
                                               subject to the supervision of the Investment Manager
                                               (the 'Sub-Administration Agreement'). See 'Management
                                               of the Fund -- Administration and Sub-Administration
                                               Agreement.'

USE OF LEVERAGE..............................  The Fund may, but is not required to, use financial leverage for investment purposes. In addition to
                                               issuing the Preferred Shares, the Fund may borrow
                                               money or issue debt securities such as commercial
                                               paper or notes. Any such borrowings will have
                                               seniority over the Preferred Shares, and payments to
                                               holders of the Preferred Shares in liquidation or
                                               otherwise will be subject to the prior payment of any
                                               borrowings. Since the Investment Manager's fee is
                                               based upon a percentage of the Fund's managed assets,
                                               which include assets attributable to any outstanding
                                               leverage, the investment management fee will be
                                               higher if the Fund is leveraged and the Investment
                                               Manager will have an incentive to be more aggressive
                                               and leverage the Fund. See 'Use of Leverage.'

RISK FACTORS.................................  Risk is inherent in all investing. Therefore, before investing in the Preferred Shares and the Fund you
                                               should consider certain risks carefully. The primary
                                               risks of investing in the Preferred Shares are:

                                                  the Fund will not be permitted to declare
                                                  dividends or other distributions with respect to your
                                                  Preferred Shares or redeem your Preferred Shares
                                                  unless the Fund meets certain asset coverage
                                                  requirements required by the 1940 Act and the
                                                  rating agencies;

                                                  if you try to sell your Preferred Shares between
                                                  auctions you may not be able to sell any or all of
                                                  your shares or you may not be able to sell them
                                                  for $25,000 per share or $25,000 per share plus
                                                  accumulated but unpaid dividends, if any, whether
                                                  or not earned or declared. If the Fund has
                                                  designated a special rate period, changes in
                                                  interest rates could affect the price you would
                                                  receive if you sold your shares in the secondary
                                                  market. You may transfer your shares outside of
                                                  auctions only to or through a broker-dealer that
                                                  has entered into an agreement with the auction
                                                  agent and the Fund or other person as the Fund
                                                  permits;

                                                  if an auction fails, you may not be able to sell
                                                  some or all of your Preferred Shares;
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                                                  you may receive less than the price you paid for
                                                  your Preferred Shares if you sell them outside of the
                                                  auction, especially when market interest rates are
                                                  rising;

                                                  a rating agency could downgrade the rating
                                                  assigned to the Preferred Shares, which could affect
                                                  liquidity;

                                                  the Fund may be forced to redeem your Preferred
                                                  Shares to meet regulatory or rating agency
                                                  requirements or may voluntarily redeem your shares
                                                  in certain circumstances;

                                                  restrictions imposed by the 1940 Act and by rating
                                                  agencies on the declaration and payment of
                                                  dividends to the holders of the Fund's Common
                                                  Shares and Preferred Shares and other outstanding
                                                  shares of preferred stock might impair the Fund's
                                                  ability to maintain its qualification as a
                                                  regulated investment company for Federal income
                                                  tax purposes;

                                                  in certain circumstances, the Fund may not earn
                                                  sufficient income from its investments to pay
                                                  dividends on the Preferred Shares;

                                                  the Preferred Shares will be junior to any
                                                  borrowings;

                                                  any borrowings may constitute a substantial lien
                                                  and burden on the Preferred Shares by reason of its
                                                  priority claim against the income of the Fund and
                                                  against the net assets of the Fund in liquidation;

                                                  if the Fund leverages through borrowings, the Fund
                                                  may not be permitted to declare dividends or other
                                                  distributions with respect to the Preferred Shares
                                                  or purchase the Preferred Shares unless at the
                                                  time thereof the Fund meets certain asset coverage
                                                  requirements and the payments of principal and of
                                                  interest on any such borrowing are not in default;

                                                  the value of the Fund's investment portfolio may
                                                  decline, reducing the asset coverage for the
                                                  Preferred Shares; and

                                                  if an issuer of a common stock in which the Fund
                                                  invests experiences financial difficulties or if
                                                  an issuer's preferred stock or debt security is
                                                  downgraded or defaults or if an issuer in which
                                                  the Fund invests is affected by other adverse
                                                  market factors, there may be a negative impact on
                                                  the income and/or asset value of the Fund's
                                                  investment portfolio. See 'Risk Factors -- Risks
                                                  of Investing in Preferred Shares.'
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                                               In addition, although the offering of the Preferred
                                               Shares is conditioned upon receipt of the highest
                                               credit quality rating from at least two of S&P,
                                               Moody's or Fitch for the Preferred Shares, there are
                                               additional risks related to the investment policies
                                               of and an investment in the Fund, such as:

                                               Limited Operating History. We are a newly organized,
                                               non-diversified, closed-end management investment
                                               company with a limited operating history.

                                               Investment Risk. An investment in the Fund is subject
                                               to investment risk, including the possible loss of
                                               the entire principal amount that you invest.

                                               Stock Market Risk. Because prices of equity
                                               securities fluctuate from day-to-day, the value of
                                               our portfolio will vary based upon general market
                                               conditions.

                                               Interest Rate Risk. Interest rate risk is the risk
                                               that fixed-income securities such as preferred and
                                               debt securities, and to a lesser extent certain
                                               utility company common shares, will decline in value
                                               because of changes in market interest rates. When
                                               market interest rates rise, the market value of such
                                               securities generally will fall. The Fund's investment
                                               in such securities means that the net asset value and
                                               market price of the Common Shares may tend to decline
                                               if market interest rates rise.

                                               During periods of declining interest rates, an issuer
                                               may be able to exercise an option to prepay principal
                                               earlier than scheduled, which is generally known as
                                               call or prepayment risk. If this occurs, the Fund may
                                               be forced to reinvest in lower yielding securities.
                                               This is known as reinvestment risk. Preferred and
                                               debt securities frequently have call features that
                                               allow the issuer to repurchase the security prior to
                                               its stated maturity. An issuer may redeem an
                                               obligation if the issuer can refinance the debt at a
                                               lower cost due to declining interest rates or an
                                               improvement in the credit standing of the issuer.
                                               During periods of rising interest rates, the average
                                               life of certain types of securities may be extended
                                               because of slower than expected principal payments.
                                               This may lock in a below market interest rate,
                                               increase the security's duration and reduce the value
                                               of the security. This is known as extension risk.

                                               Market interest rates for investment grade
                                               fixed-income securities in which the Fund will invest
                                               have recently declined significantly below the recent
                                               historical average
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                                               rates for such securities. This decline may have
                                               increased the risk that these rates will rise in the
                                               future (which would cause the value of the Fund's net
                                               assets to decline) and the degree to which asset
                                               values may decline in such events; however,
                                               historical interest rate levels are not necessarily
                                               predictive of future interest rate levels. See 'Risk
                                               Factors -- Interest Rate Risk.'

                                               Credit Risk and Lower-Rated Securities Risk. Credit
                                               risk is the risk that a security in the Fund's
                                               portfolio will decline in price or the issuer will
                                               fail to make dividend, interest or principal payments
                                               when due because the issuer of the security
                                               experiences a decline in its financial status.
                                               Preferred securities normally are subordinated to
                                               bonds and other debt instruments in a company's
                                               capital structure, in terms of priority to corporate
                                               income and claim to corporate assets, and therefore
                                               will be subject to greater credit risk than debt
                                               instruments. The Fund may invest up to 25% (measured
                                               at the time of investment) of its managed assets in
                                               securities that are rated below investment grade. A
                                               security will be considered to be investment grade
                                               if, at the time of the investment, such security has
                                               a rating of 'BBB - ' or higher by S&P, 'Baa3' or
                                               higher by Moody's or an equivalent rating by a
                                               nationally recognized statistical rating agency or,
                                               if unrated, such security is determined by the
                                               Investment Manager to be of comparable quality.
                                               Lower-rated securities, or equivalent unrated
                                               securities, which are commonly known as 'junk bonds,'
                                               generally involve greater volatility of price and
                                               risk of loss of income and principal, and may be more
                                               susceptible to real or perceived adverse economic and
                                               competitive industry conditions than higher grade
                                               securities. It is reasonable to expect that any
                                               adverse economic conditions could disrupt the market
                                               for lower-rated securities, have an adverse impact on
                                               the value of those securities and adversely affect
                                               the ability of the issuers of those securities to
                                               repay principal and interest on those securities. See
                                               'Risk Factors -- Credit Risk and Lower-Rated
                                               Securities Risk.'

                                               Counterparty Risk. The Fund will be subject to credit
                                               risk with respect to the counterparties to any
                                               derivative contracts purchased by the Fund. If a
                                               counterparty becomes bankrupt or otherwise fails to
                                               perform its obligations under a derivative contract
                                               due to financial difficulties, the Fund may
                                               experience significant delays in
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                                               obtaining any recovery under the derivative contract
                                               in bankruptcy or other reorganization proceeding. The
                                               Fund may obtain only a limited recovery or may obtain
                                               no recovery in such circumstances. See 'Risk
                                               Factors -- Counterparty Risk.'

                                               Special Risks of Securities Linked to the Utility
                                               Industry. Since at least 80% of the Fund's managed
                                               assets normally will be concentrated in common
                                               stocks, preferred stocks and other equity securities
                                               issued by utility companies, your investment in the
                                               Fund will be significantly impacted by the
                                               performance of this industry. The Fund's emphasis on
                                               securities of utility issuers makes it more
                                               susceptible to adverse conditions affecting such
                                               industry than a fund that does not have its assets
                                               invested to a similar degree in such issuers. Certain
                                               segments of this industry and individual companies
                                               within such segments may not perform as well as the
                                               industry as a whole. Issuers in the utility industry
                                               are subject to a variety of factors that may
                                               adversely affect their business or operations,
                                               including:

                                                  high interest costs in connection with capital
                                                  construction and improvement programs;

                                                  difficulty in raising capital in adequate amounts
                                                  on reasonable terms in periods of high inflation and
                                                  unsettled capital markets;

                                                  governmental regulation of rates charged to
                                                  customers;

                                                  costs associated with compliance with and changes
                                                  in environmental and other regulations;

                                                  effects of economic slowdowns and surplus
                                                  capacity;

                                                  increased competition from other providers of
                                                  utility services;

                                                  inexperience with and potential losses resulting
                                                  from a developing deregulatory environment;

                                                  costs associated with the reduced availability of
                                                  certain types of fuel, occasionally reduced
                                                  availability and high costs of natural gas for
                                                  resale, and the effects of energy conservation
                                                  policies;

                                                  effects of a national energy policy and lengthy
                                                  delays and greatly increased costs and other problems
                                                  associated with the design, construction,
                                                  licensing, regulation and operation of nuclear
                                                  facilities for electric generation, including,
                                                  among other considerations, the problems
                                                  associated with the use of
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                                                  radioactive materials and the disposal of
                                                  radioactive wastes;

                                                  technological innovations that may render existing
                                                  plants, equipment or products obsolete; and

                                                  potential impact of terrorist activities on the
                                                  utility industry and its customers and the impact of
                                                  natural or man-made disasters, including events
                                                  such as the recent blackout that affected electric
                                                  utility companies in many Mid-Atlantic and Midwest
                                                  states.

                                               Issuers in the utility industry may be subject to
                                               regulation by various governmental authorities and
                                               may be affected by the imposition of special tariffs
                                               and changes in tax laws, regulatory policies and
                                               accounting standards. In addition, there are
                                               substantial differences between the regulatory
                                               practices and policies of various jurisdictions, and
                                               any given regulatory agency may make major shifts in
                                               policy from time to time. There is no assurance that
                                               regulatory authorities will, in the future, grant
                                               rate increases or that such increases will be
                                               adequate to permit the payment of dividends on
                                               preferred or common stocks. Prolonged changes in
                                               climatic conditions can also have a significant
                                               impact on both the revenues of an electric or gas
                                               utility as well as its expenses. See 'Risk
                                               Factors -- Special Risks of Securities Linked to the
                                               Utility Industry.'

                                               Special Risks Related to Preferred Securities

                                               There are special risks associated with investing in
                                               preferred securities, including:

                                                  deferral and omission of distributions;

                                                  subordination to bonds and other debt instruments
                                                  in the issuer's capital structure;

                                                  substantially less liquidity than many other
                                                  securities, such as common stocks or U.S. Government
                                                  securities;

                                                  limited voting rights with respect to the issuing
                                                  company; and

                                                  special redemption rights of the issuer.

                                               In addition, the Financial Accounting Standards Board
                                               currently is reviewing accounting guidelines relating
                                               to hybrid-preferred securities. To the extent that a
                                               change in the guidelines could adversely affect the
                                               market for, and availability of, these securities,
                                               the Fund may be adversely affected.
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                                               From time to time, preferred securities, including
                                               hybrid-preferred securities, have been, and may in
                                               the future be, offered having features other than
                                               those described herein. The Fund reserves the right
                                               to invest in these securities if the Investment
                                               Manager believes that doing so would be consistent
                                               with the Fund's investment objective and policies.
                                               Since the market for these instruments would be new,
                                               the Fund may have difficulty disposing of them at a
                                               suitable price and time. In addition to limited
                                               liquidity, these instruments may present other risks,
                                               such as high price volatility.

                                               Moreover, companies principally engaged in financial
                                               services are prominent issuers of preferred
                                               securities and, therefore, the Fund may be
                                               susceptible to adverse economic or regulatory
                                               occurrences affecting that sector. See 'Risk
                                               Factors -- Special Risks Related to Preferred
                                               Securities.'

                                               Foreign Securities Risks. Under normal market
                                               conditions, the Fund may invest up to 20% of its
                                               managed assets in U.S. dollar-denominated securities
                                               of foreign issuers traded or listed on a U.S.
                                               securities exchange or in the U.S. over-the-counter
                                               market. Such investments involve certain risks not
                                               involved in domestic investments. Certain foreign
                                               countries may impose restrictions on the ability of
                                               issuers of foreign securities to make payments of
                                               principal and interest to investors located outside
                                               the country, due to blockage of foreign currency
                                               exchanges or otherwise. Generally, there is less
                                               publicly available information about foreign
                                               companies due to less rigorous disclosure or
                                               accounting standards and regulatory practices. In
                                               addition, the Fund will be subject to risks
                                               associated with adverse political and economic
                                               developments in foreign countries, which could cause
                                               the Fund to lose money on its investments in foreign
                                               securities. Typically, the Fund will not hold any
                                               foreign securities of issuers in so-called 'emerging
                                               markets' (or lesser developed countries), but to the
                                               extent it does, the Fund will not invest more than
                                               10% of its managed assets in such securities.
                                               Investments in such securities are particularly
                                               speculative. See 'Risk Factors -- Foreign Securities
                                               Risk.'

                                               Other Investment Management Techniques Risk. The Fund
                                               may use various other investment management
                                               techniques that also involve certain risks and
                                               special considerations, including engaging in hedging
                                               and risk
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                                               management transactions, such as interest rate
                                               transactions, options, futures, swaps and other
                                               derivatives transactions. These strategic
                                               transactions will be entered into to seek to manage
                                               the risks of the Fund's portfolio of securities, but
                                               may have the effect of limiting the gains from
                                               favorable market movements. See 'Risk
                                               Factors -- Other Investment Management Techniques
                                               Risk.'

                                               Convertible Securities Risk. Although to a lesser
                                               extent than with nonconvertible fixed income
                                               securities, the market value of convertible
                                               securities tends to decline as interest rates
                                               increase and, conversely, tends to increase as
                                               interest rates decline. In addition, because of the
                                               conversion feature, the market value of convertible
                                               securities tends to vary with fluctuations in the
                                               market value of the underlying common stock. A unique
                                               feature of convertible securities is that as the
                                               market price of the underlying common stock declines,
                                               convertible securities tend to trade increasingly on
                                               a yield basis, and so may not experience market value
                                               declines to the same extent as the underlying common
                                               stock. When the market price of the underlying common
                                               stock increases, the prices of the convertible
                                               securities tend to rise as a reflection of the value
                                               of the underlying common stock. While no securities
                                               investments are without risk, investments in
                                               convertible securities generally entail less risk
                                               than investments in common stock of the same issuer.
                                               See 'Risk Factors -- Convertible Securities Risk.'

                                               Common Stock Risk. While common stock has
                                               historically generated higher average returns than
                                               fixed income securities, common stock has also
                                               experienced significantly more volatility in those
                                               returns. An adverse event, such as an unfavorable
                                               earnings report, may depress the value of common
                                               stock held by the Fund. Also, the price of common
                                               stock is sensitive to general movements in the stock
                                               market. A drop in the stock market may depress the
                                               price of common stock held by the Fund. See 'Risk
                                               Factors -- Common Stock Risk.'

                                               Tax Risk. The Fund's investment program and the tax
                                               treatment of Fund distributions may be affected by
                                               Internal Revenue Service ('IRS') interpretations of
                                               the Code and future changes in tax laws and
                                               regulations. In particular, the provisions that
                                               currently apply to the favorable tax treatment of
                                               qualified dividend income are scheduled to expire on
                                               December 31, 2008 unless future
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                                               legislation is passed to make the provisions
                                               effective beyond this date. There can be no assurance
                                               of what portion, if any, of the Fund's distributions
                                               will be entitled to the lower tax rates that apply to
                                               qualified dividend income. In addition, the Fund may
                                               invest in preferred securities or other securities
                                               the Federal income tax treatment of which may not be
                                               clear or may be subject to recharacterization by the
                                               IRS. It could be more difficult for the Fund to
                                               comply with the tax requirements applicable to
                                               regulated investment companies if the tax
                                               characterization of the Fund's investments or the tax
                                               treatment of the income from such investments were
                                               successfully challenged by the IRS. See 'Risk
                                               Factors -- Tax Risk.' See also 'U.S. Federal
                                               Taxation.'

                                               Restricted and Illiquid Securities Risk. The Fund may
                                               invest, on an ongoing basis, in restricted securities
                                               and other investments that may be illiquid. Illiquid
                                               securities are securities that are not readily
                                               marketable and may include some restricted
                                               securities, which are securities that may not be
                                               resold to the public without an effective
                                               registration statement under the Securities Act of
                                               1933, as amended (the 'Securities Act') or, if they
                                               are unregistered, may be sold only in a privately
                                               negotiated transaction or pursuant to an exemption
                                               from registration. Illiquid investments involve the
                                               risk that the securities will not be able to be sold
                                               at the time desired by the Fund or at prices
                                               approximating the value at which the Fund is carrying
                                               the securities on its books. See 'Risk
                                               Factors -- Restricted and Illiquid Securities Risk.'

                                               Interest Rate Transactions Risk. The Fund may enter
                                               into a swap or cap transaction to attempt to protect
                                               itself from increasing dividend or interest expenses
                                               resulting from increasing short-term interest rates.
                                               A decline in interest rates may result in a decline
                                               in the value of the swap or cap, which may result in
                                               a decline in the net asset value of the Fund. A
                                               sudden and dramatic decline in interest rates may
                                               result in a significant decline in the net asset
                                               value of the Fund. See 'Risk Factors -- Interest Rate
                                               Transactions Risk.'

                                               Portfolio Turnover Risk. We may engage in portfolio
                                               trading when considered appropriate. There are no
                                               limits on the rate of portfolio turnover. A higher
                                               turnover rate results in correspondingly greater
                                               brokerage commissions
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                                               and other transactional expenses which are borne by
                                               the Fund. See 'Risk Factors -- Portfolio Turnover
                                               Risk.'

                                               Inflation Risk. Inflation risk is the risk that the
                                               value of assets or income from investments will be
                                               worth less in the future as inflation decreases the
                                               value of money. As inflation increases, the real
                                               value of the Common Shares and distributions can
                                               decline and the dividend payments on the Preferred
                                               Shares, if any, or interest payments on any
                                               borrowings may increase. See 'Risk Factors --
                                               Inflation Risk.'

                                               Non-Diversified Status. Because we, as a
                                               non-diversified investment company, may invest in a
                                               smaller number of individual issuers than a
                                               diversified investment company, an investment in the
                                               Fund presents greater risk to you than an investment
                                               in a diversified company. We intend to comply with
                                               the diversification requirements of the Code
                                               applicable to regulated investment companies. See
                                               'Risk Factors -- Non-Diversified Status.' See also
                                               'U.S. Federal Taxation' in the SAI.

                                               Anti-Takeover Provisions. Certain provisions of the
                                               Fund's Articles of Incorporation (which, as hereafter
                                               amended, restated or supplemented from time to time,
                                               and together with the Articles Supplementary, is
                                               referred to as the 'Charter'), and By-Laws could have
                                               the effect of limiting the ability of other entities
                                               or persons to acquire control of the Fund or to
                                               change the Fund's structure. The provisions may also
                                               have the effect of depriving you of an opportunity to
                                               redeem your AMPS and may have the effect of
                                               inhibiting conversion of the Fund to an open-end
                                               investment company. See 'Risk Factors --
                                               Anti-Takeover Provisions.' See also 'Description
                                               of Common Shares' and 'Certain Provisions of the
                                               Charter and By-Laws.'

                                               Market Disruption Risk. The aftermath of the war in
                                               Iraq and the continuing occupation of Iraq,
                                               instability in the Middle East and terrorist attacks
                                               in the U.S. and around the world have resulted in
                                               recent market volatility and may have long-term
                                               effects on the U.S. and worldwide financial markets
                                               and may cause further economic uncertainties in the
                                               U.S. and worldwide. These events could also adversely
                                               affect individual issuers and securities markets,
                                               interest rates, auctions and auction participants,
                                               secondary trading, ratings, credit risk, inflation,
                                               deflation and other factors relating to the
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
                                               Preferred Shares. The Fund does not know how long the
                                               securities markets will continue to be affected by
                                               these events and cannot predict the effects of the
                                               occupation or similar events in the future on the
                                               U.S. economy and securities markets. See 'Risk
                                               Factors -- Market Disruption Risk.'

                                               Given the risks described above, an investment in the
                                               Preferred Shares may not be appropriate for all
                                               investors. You should carefully consider your ability
                                               to assume these risks before making an investment in
                                               the Fund.

                                               For further discussion of the risks associated with
                                               investing in the Preferred Shares and the Fund, see
                                               'Risk Factors.'

DIVIDENDS AND RATE PERIODS...................  The table below shows the dividend rate, the dividend payment date and the number of days for the initial
                                               rate period for the Preferred Shares offered in this
                                               prospectus. For subsequent rate periods, the
                                               Preferred Shares will pay dividends based on a rate
                                               set at auctions normally held every   days. In most
                                               instances, dividends are payable on the first
                                               business day following the end of the rate period.
                                               The rate set at auction will not exceed the
                                               applicable maximum rate.

                                               The dividend payment date for special rate periods
                                               will be set out in the notice designating a special
                                               rate period. Dividends on the Preferred Shares will
                                               be cumulative from the date the Preferred Shares are
                                               first issued and will be paid out of legally
                                               available funds.

                                                                               DIVIDEND
                                                                                PAYMENT        NUMBER OF
                                                                INITIAL        DATE FOR         DAYS OF
                                                                DIVIDEND     INITIAL RATE     INITIAL RATE
                                                                  RATE          PERIOD           PERIOD
                                                                  ----          ------           ------
                                               Series
                                               Preferred Shares       %               , 2005
                                               Series
                                               Preferred Shares       %               , 2005

                                               The Fund may, subject to certain conditions,
                                               designate special rate periods of more than   days.
                                               The Fund may not designate a special rate period
                                               unless sufficient clearing bids were made in the most
                                               recent auction for the Preferred Shares. In addition,
                                               full cumulative dividends, any amounts due with
                                               respect to mandatory redemptions and any additional
                                               dividends payable prior to such date must be paid in
                                               full. The Fund also must

                                               have received confirmation from any two of Moody's
                                               and S&P or any substitute rating agency that the
                                               proposed special rate period will not adversely
                                               affect such agency's then-current rating on
                                               the Preferred Shares and the lead broker-dealer
                                               designated by the Fund, initially, must
                                               not have objected to declaration of a special
                                               rate period. See 'Description of Preferred
                                               Shares -- Dividends and Rate Periods', 'Description
                                               of Preferred Shares -- Dividends and Rate
                                               Periods -- Designation of Special Rate Periods' and
                                               'The Auction.'

SECONDARY MARKET TRADING.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in the Preferred
                                               Shares outside of auctions. There can be no assurance
                                               that a secondary market will provide owners with
                                               liquidity. You may transfer shares outside of
                                               auctions only to or through a broker-dealer that has
                                               entered into an agreement with the auction agent and
                                               the Fund, or other persons as the Fund permits.

INTEREST RATE TRANSACTIONS...................  In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and
                                               underlying investments, the Fund may enter into
                                               interest rate swap or cap transactions. The use of
                                               interest rate swaps and caps is a highly specialized
                                               activity that involves investment techniques and
                                               risks different from those associated with ordinary
                                               portfolio security transactions. In an interest rate
                                               swap, the Fund would agree to pay to the other party
                                               to the interest rate swap (which is known as the
                                               'counterparty') a fixed rate payment in exchange for
                                               the counterparty agreeing to pay to the Fund a
                                               variable rate payment that is intended to approximate
                                               the Fund's variable rate payment obligation on the
                                               Preferred Shares and any other outstanding shares of
                                               preferred stock or any variable rate borrowing. The
                                               payment obligations would be based on the notional
                                               amount of the swap. In an interest rate cap, the Fund
                                               would pay a premium to the counterparty to the
                                               interest rate cap and, to the extent that a specified
                                               variable rate index exceeds a predetermined fixed
                                               rate, would receive from the counterparty payments of
                                               the difference based on the notional amount of such
                                               cap. If the counterparty to an interest rate swap or
                                               cap defaults, the Fund would be obligated to make the
                                               payments that it had intended to avoid. Depending on
                                               the general state of short-term interest rates and
                                               the returns on the Fund's portfolio securities at
                                               that point in time, this could negatively

                                               impact the Fund's ability to make dividend payments
                                               on the Preferred Shares and any other outstanding
                                               shares of preferred stock.

                                               In addition, at the time an interest rate swap or cap
                                               transaction reaches its scheduled termination date,
                                               there is a risk that the Fund will not be able to
                                               obtain a replacement transaction or that the terms of
                                               the replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could have a
                                               negative impact on the Fund's ability to make
                                               dividend payments on the Preferred Shares. If the
                                               Fund fails to maintain the required asset coverage on
                                               the Preferred Shares and any other outstanding shares
                                               of preferred stock or fails to comply with other
                                               covenants, the Fund may be required to redeem some or
                                               all of these shares. Such redemption would likely
                                               result in the Fund seeking to terminate early all or
                                               a portion of any swap or cap transaction. Early
                                               termination of the swap could result in a termination
                                               payment by or to the Fund. Early termination of a cap
                                               could result in a termination payment to the Fund. We
                                               would not enter into interest rate swap or cap
                                               transactions having an aggregate notional amount that
                                               exceeded the outstanding amount of the Preferred
                                               Shares and any other outstanding shares of preferred
                                               stock. See 'How the Fund Manages Risk -- Interest
                                               Rate Transactions' for additional information.

ASSET MAINTENANCE............................  Under the Fund's Articles Supplementary for the
                                               Preferred Shares, which establishes and fixes the
                                               rights and preferences of the Preferred Shares (and
                                               the respective Articles Supplementary for the
                                               Series M7, Series T7, Series T28, Series W7,
                                               Series TH28 and Series F7 AMPS), the Fund must
                                               maintain:

                                                  asset coverage of the Preferred Shares (and the
                                                  Series M7, Series T7, Series T28, Series W7,
                                                  Series TH28 and Series F7 AMPS) as required by the
                                                  rating agency or agencies rating the Preferred
                                                  Shares (and the Series M7, Series T7, Series T28,
                                                  Series W7, Series TH28 and Series F7 AMPS); and

                                                  asset coverage of at least 200% with respect to
                                                  senior securities that are stock, including the
                                                  Preferred Shares and the Series M7, Series T7,
                                                  Series T28, Series W7, Series TH28 and Series F7
                                                  AMPS.

                                               In the event that the Fund does not maintain or cure
                                               these coverage tests, some or all of the Preferred
                                               Shares

                                               will be subject to mandatory redemption. See
                                               'Description of Preferred Shares -- Redemption.'

                                               Based on the composition of the Fund's portfolio as
                                               of            , 2005, the asset coverage of the
                                               Preferred Shares (and the Series M7, Series T7,
                                               Series T28, Series W7, Series TH28 and Series F7
                                               AMPS) as measured pursuant to the 1940 Act would be
                                               approximately    % if the Fund were to issue all of
                                               the Preferred Shares offered in this prospectus,
                                               representing approximately   % of the Fund's managed
                                               assets (as defined below).

REDEMPTION...................................  The Fund does not expect to and ordinarily will not redeem the Preferred Shares. However, under the
                                               Articles Supplementary, it may be required to redeem
                                               the Preferred Shares in order, for example, to meet
                                               an asset coverage ratio or to correct a failure to
                                               meet a rating agency guideline in a timely manner.
                                               The Fund may also voluntarily redeem the Preferred
                                               Shares, without the consent of holders of the
                                               Preferred Shares, under certain conditions. See
                                               'Description of Preferred Shares -- Redemption.'

LIQUIDATION PREFERENCE.......................  The liquidation preference (that is, the amount the
                                               Fund must pay to holders of the Preferred Shares if
                                               the Fund is liquidated) for the Preferred Shares will
                                               be $25,000 per share plus accumulated but unpaid
                                               dividends, if any, whether or not earned or declared.

VOTING RIGHTS................................  The 1940 Act requires that holders of the Preferred
                                               Shares, and the holders of any other series of
                                               preferred stock of the Fund, voting together as a
                                               separate class, have the right to:

                                                  elect at least two directors at all times; and

                                                  elect a majority of the directors if at any time
                                                  the Fund fails to pay dividends on the Preferred
                                                  Shares, or any other series of preferred stock of
                                                  the Fund, for two full years and will continue to
                                                  be so represented until all dividends in arrears
                                                  have been paid or otherwise provided for.

                                               The holders of the Preferred Shares, and the holders
                                               of any other series of preferred stock of the Fund,
                                               will vote as a separate class or series on other
                                               matters as required under the Fund's Charter, the
                                               1940 Act and Maryland law. On all other matters,
                                               holders of the Preferred Shares will vote together
                                               with the holders of Common Shares and each share of
                                               any other series of preferred stock of the Fund. Each
                                               Common Share, each share of the Preferred Shares, and
                                               each share of any other series

                                               of preferred stock of the Fund is entitled to one
                                               vote per share.

FEDERAL INCOME TAXATION......................  The distributions with respect to the Preferred
                                               Shares (other than distributions in redemption of the
                                               Preferred Shares subject to Section 302(b) of the
                                               Code) will constitute dividends to the extent of the
                                               Fund's current or accumulated earnings and profits,
                                               as calculated for Federal income tax purposes. Except
                                               in the case of distributions of qualified dividend
                                               income and net capital gains, such dividends
                                               generally will be taxable as ordinary income to
                                               holders. Provided that holding period and other
                                               requirements are met by both the Fund and the holder
                                               receiving distributions from the Fund, a portion of
                                               each year's distributions may be eligible for the
                                               dividends received deduction and the lower tax rates
                                               that apply to qualified dividend income. The DRD
                                               generally allows corporations to deduct from their
                                               income 70% of dividends received. Under current law,
                                               individuals will generally be taxed at long-term
                                               capital gain rates on qualified dividend income.
                                               Distributions of net capital gain that are designated
                                               by the Fund as capital gain dividends will be treated
                                               as long-term capital gains in the hands of holders
                                               receiving such distributions. The IRS currently
                                               requires that a regulated investment company that has
                                               two or more classes of stock allocate to each such
                                               class proportionate amounts of each type of its
                                               income (such as ordinary income, capital gains,
                                               dividends qualifying for the DRD, qualified dividend
                                               income, interest-related dividends and short-term
                                               capital gain dividends) based upon the percentage of
                                               total dividends distributed to each class for the tax
                                               year. Accordingly, the Fund intends each year to
                                               allocate capital gain dividends, dividends qualifying
                                               for the dividends received income, dividends derived
                                               from qualified dividend income, interest-related
                                               dividends and short-term capital gain dividends, if
                                               any, among its Common Shares, the Preferred Shares
                                               and the Series M7, Series T7, Series T28, Series W7,
                                               Series TH28 and Series F7 AMPS in proportion to the
                                               total dividends paid to each class during or with
                                               respect to such year. See 'U.S. Federal Taxation.'

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR..........  State Street Bank and Trust Company acts as the
                                               Fund's custodian. The Bank of New York will act as
                                               auction agent, transfer agent, dividend paying agent
                                               and registrar for the Preferred Shares.

                              FINANCIAL HIGHLIGHTS

    Information contained in the table below under the headings 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the operating performance of the Fund for the periods indicated.

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the Fund's
Financial Statements included in the SAI dated             , 2005. The table
should be read in conjunction with the Unaudited Financial Statements and notes thereto.

                                                                                  FOR THE PERIOD
                                                                  FOR THE         MARCH 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2005     DECEMBER 31, 2004
PER SHARE OPERATING PERFORMANCE:                               -------------     -----------------
Net asset value per common share, beginning of period.......       $22.38             $19.10
                                                                   ------             ------
Income from investment operations:
    Net investment income(b)................................         0.70               0.85
    Net realized and unrealized gain on investments.........         2.29               3.36
                                                                   ------             ------
        Total income from investment operations.............         2.99               4.21
                                                                   ------             ------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................        (0.16)             (0.12)
    Net realized gain on investments........................           --              (0.00)(c)
                                                                   ------             ------
        Total dividends and distributions to preferred
          shareholders......................................        (0.16)             (0.12)
                                                                   ------             ------
        Total from investment operations applicable to
          common shares.....................................         2.83               4.09
                                                                   ------             ------

Less: Offering costs charged to paid-in capital -- common
  shares....................................................           --              (0.04)
    Preferred share offering cost adjustment................         0.01                 --
    Offering costs charged to paid-in capital -- preferred
      shares................................................           --              (0.14)
    Anti-dilutive effect of common share offering...........           --               0.05
                                                                   ------             ------
        Total offering and organization costs...............         0.01              (0.13)
                                                                   ------             ------
Less dividends and distributions to common shareholders
  from:
    Net investment income...................................        (0.56)             (0.67)
    Net realized gain on investments........................           --              (0.01)
    Tax return on capital...................................           --              (0.00)(c)
                                                                   ------             ------
        Total dividends and distributions to common
          shareholders......................................        (0.56)             (0.68)
                                                                   ------             ------
Net increase in net asset value.............................         2.28               3.28
                                                                   ------             ------
Net asset value, per common share, end of period............       $24.66             $22.38
                                                                   ------             ------
                                                                   ------             ------
Market value, per common share, end of period...............       $21.43             $19.82
                                                                   ------             ------
                                                                   ------             ------
Net asset value total return(d).............................        13.25%(e)          21.57%(e)
                                                                   ------             ------
                                                                   ------             ------
Market value return(d)......................................        11.12%(e)           2.82%(e)
                                                                   ------             ------
                                                                   ------             ------

                                                                                  FOR THE PERIOD
                                                                  FOR THE         MARCH 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2005     DECEMBER 31, 2004
RATIOS/SUPPLEMENTAL DATA:                                     ----------------   -----------------
Net assets applicable to common shares, end of period
  (in millions).............................................      $1,068.3           $  969.4
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(g)...............          1.59%(f)           1.51%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(g)...............          1.29%(f)           1.22%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)(g).          5.91%(f)           5.33%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(g).          6.21%(f)           5.62%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily managed assets
  (before expense reduction)(g,h)...........................          1.06%(f)           1.06%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily managed assets
  (net of expense reduction)(g,h)...........................          0.86%(f)           0.86%(f)
                                                                  --------           --------
                                                                  --------           --------
Portfolio turnover rate.....................................         14.56%(e)          14.03%(e)
                                                                  --------           --------
                                                                  --------           --------

PREFERRED SHARES:
Liquidation value, end of period (in 000's).................      $492,000           $492,000
                                                                  --------           --------
                                                                  --------           --------
Total shares outstanding (in 000's).........................            20                 20
                                                                  --------           --------
                                                                  --------           --------
Asset coverage per share....................................      $ 79,285           $ 74,259
                                                                  --------           --------
                                                                  --------           --------
Liquidation preference per share............................      $ 25,000           $ 25,000
                                                                  --------           --------
                                                                  --------           --------
Average market value per share(i)...........................      $ 25,000           $ 25,000
                                                                  --------           --------
                                                                  --------           --------

---------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Less than $0.005 per share.

(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) Not annualized.

(f) Annualized.

(g) Ratios do not reflect dividend payments to preferred shareholders.

(h) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(i) Based on weekly prices.

                                    THE FUND

    The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on January 8, 2004, and is registered as an investment company under the 1940 Act. The Fund issued an aggregate of 41,250,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of the initial public offering on March 30, 2004. On May 7, 2004, the Fund issued 2,065,500 additional Common Shares, in connection with a partial exercise by the underwriters of the over allotment option. On May 20, 2004, the Fund issued 3,400 Series M7 AMPS, 3,400 Series T7 AMPS, 3,400 Series W7 AMPS, 3,400 Series TH28 AMPS, and 3,400 Series F7 AMPS. On November 10, 2004, the Fund issued 2,680 Series T28 AMPS. The Fund's Common Shares are traded on the NYSE under the symbol 'UTF.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and the Fund's telephone number is (212) 832-3232.

    The following provides information about the Fund's outstanding shares as of , 2005:

                                                                AMOUNT HELD
                                                   AMOUNT     BY THE FUND OR     AMOUNT
                TITLE OF CLASS                   AUTHORIZED   FOR ITS ACCOUNT  OUTSTANDING
                --------------                   ----------   ---------------  -----------
Common Shares..................................  99,980,320          0             --
Preferred Shares...............................
    Series M7 AMPS.............................       3,400          0           3,400
    Series T7 AMPS.............................       3,400          0           3,400
    Series W7 AMPS.............................       3,400          0           3,400
    Series TH28 AMPS...........................       3,400          0           3,400
    Series F7 AMPS.............................       3,400          0           3,400
    Series T28 AMPS............................       2,680          0           2,680
    Series    Preferred Shares.................           0          0             0
    Series    Preferred Shares.................           0          0             0

                                USE OF PROCEEDS

    The Fund estimates that the net proceeds of this offering of the Preferred Shares, after payment of the sales load and offering expenses, will be
$         . The net proceeds of this offering, together with the proceeds from our initial public offering, will be invested in accordance with the policies set forth under 'Investment Objective and Policies.' The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objective and policies within four months of the completion of this offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment Objective and Policies.'

                           CAPITALIZATION (UNAUDITED)

    The following table sets forth the unaudited capitalization of the Fund as
of            , 2005, and as adjusted to give effect to the issuance of the
Preferred Shares offered in this prospectus.

                                                             AS OF            , 2005
                                                        -------------------------------
                                                            ACTUAL        AS ADJUSTED
                                                            ------        -----------
                                                                  (UNAUDITED)
AS OF            , 2005:
    Preferred Shares, $0.001 par value, $25,000
      liquidation value; 19,680 shares authorized
      (3,400 Series M7 AMPS, 3,400 Series T7 AMPS,
      2,680 Series T28 AMPS, 3,400 Series W7 AMPS,
      3,400 Series TH28 AMPS, 3,400 Series F7 AMPS
      outstanding) shares authorized after
      giving effect to the issuance of     shares
      of Series    Preferred Shares and     shares
      of Series   Preferred Shares....................  $                $
    Common Shares, $.001 par value per share; As of  ,
      2005,          shares authorized (before giving
      effect to the issuance of     shares of Series
      Preferred Shares and     shares of Series
      Preferred Shares)          shares outstanding...  $                $
    Paid-in surplus...................................  $                $
    Distributions in excess of net investment
      income..........................................  $                $
    Accumulated net realized gain (loss) from
      investment transactions.........................
    Net unrealized appreciation (depreciation) of
      investments.....................................  $                $
    Net assets applicable to common shares............  $                $
                                                        --------------   --------------
    Net assets, plus liquidation preference of
      Preferred Shares................................  $                $
                                                        --------------   --------------
                                                        --------------   --------------

    As used in this prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to the Preferred Shares and any other oustanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of the Preferred Shares and any other outstanding shares of preferred stock from 'managed assets' so long as the Preferred Shares and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the Preferred Shares and other outstanding shares of preferred stock, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

    The Fund's investment objective is to seek a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

    Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by utility companies. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities that are issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager. In addition, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.

    The Fund's concentration of its investments in the utility industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See 'Risk Factors -- Special Risks of Securities Linked to the Utility Industry.'

    Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

    Under normal market conditions, the Fund seeks to achieve its objective by investing in a portfolio of income producing securities issued by utility companies. Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market.

    Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

    A security will be considered investment grade quality if it is rated
'BBB - ' or higher by S&P, 'Baa3' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as 'junk bonds.' Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities.

    The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Preferred Shares (and the Series M7,
Series T7, Series T28, Series W7, Series TH28, and Series F7 AMPS) voting together as a single class, and of the holders of a 'majority of the outstanding' Preferred Shares (and the Series M7, Series T7, Series T28,
Series W7, Series TH28, and Series F7 AMPS) voting together as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although we have no current intention of doing so.

INVESTMENT STRATEGIES

    In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company's potential for success in light of general economic and industry trends, as well as the company's quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio, and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company's valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics.

    In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select what it believes are securities that are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    The Fund currently invests approximately    % of its managed assets in
common stocks and approximately    % of its managed assets in preferred
securities issued by utility companies. These percentages may vary from time to time, consistent with the Fund's investment objective. At any time, under normal circumstances at least 80% of the Fund's managed assets will be invested in equity securities issued by utility companies.

    Securities Issued By Utility Companies. Under normal market conditions, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities of utility companies. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

      generation, transmission, sale or distribution of electric energy;

      distribution, purification and treatment of water;

      production, transmission or distribution of natural gas; and

      provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

    Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under rules relating to qualified dividend income. Corporate stockholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. The Fund generally can pass the tax treatment of qualified dividend income it receives through to individual stockholders, provided that holding period and other requirements are met.

    Preferred Securities. The Fund may invest in preferred securities issued by utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Initially, the preferred securities component of the Fund will be comprised primarily of hybrid-preferred securities.

    Traditional Preferred Securities. Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

    Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

    Hybrid-Preferred Securities. Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

    Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities ('TOPRS''r'); monthly income preferred securities ('MIPS''r'); quarterly income bond securities ('QUIBS''r'); quarterly income debt securities ('QUIDS''r'); quarterly income preferred securities

('QUIPS''sm'); corporate trust securities ('CORTS''r'); public income notes ('PINES''r'); and other hybrid-preferred securities.*

    Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

    Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    Financial Services Company Securities. Companies principally engaged in financial services are prominent issuers of preferred securities. A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

    Debt Securities. The Fund may invest in debt securities issued by utility companies and other types of issuers. The Fund's investments in debt securities may include investments in convertible

---------
* TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

debt securities, convertible preferred securities, U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the 'conversion price'). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

    Lower-Rated Securities. The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa3 or BBB - ) by Moody's, S&P, Fitch, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund's Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody's, S&P, Fitch or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value.

    Foreign Securities. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but to the extent it does, the Fund will not invest more than 10% of its managed assets in such securities. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 20% limitation, non-U.S. securities include securities represented by American Depository Receipts. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain 'qualified foreign corporations' (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a 'foreign personal holding company,' a 'foreign investment company,' or a 'passive foreign investment company,' as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

    Preferred Securities and Other Fixed-Income Securities. The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are issued by any type of company.

    Common Stocks. The Fund will invest in common stocks issued by utility companies. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Other Investment Companies

    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled 'Use of Leverage,' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

    Illiquid Securities. While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deem advisable, if any, to protect liquidity.

    Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as 'Strategic Transactions.' The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.

    The Fund also may enter into certain interest rate transactions that are designed in part to reduce the risks inherent in the Fund's issuance of the Preferred Shares. See 'How the Fund Manages Risk -- Interest Rate Transactions.'

    When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

    Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a utility company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objective.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objective and Policies' in the SAI.

                                USE OF LEVERAGE

    The Fund may issue other preferred shares, in addition to the Preferred Shares and the outstanding Series M7, Series T7, Series T28, Series W7,
Series TH28, and Series F7 AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Fund must also comply with certain asset coverage requirements under the 1940 Act. See

'Description of Preferred Shares -- Rating Agency Guidelines.' The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which includes the liquidation preference of preferred shares, including the Preferred Shares, or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund's assets.

    The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return 'pick up' will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to the holders of Common Shares will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to holders of Common Shares will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the holders of Common Shares of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the Preferred Shares, other preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.


    If and to the extent that the Fund employs leverage in addition to the Preferred Shares and the outstanding Series M7, Series T7, Series T28
Series W7, Series TH28 and Series F7 AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                                  RISK FACTORS

    Risk is inherent in all investing. Before investing, you should consider carefully the following risks that you assume when you invest in the Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).

    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility in the net asset value of the Fund's Common Shares and the asset coverage of the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS. As long as the Preferred Shares and outstanding Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.

    Because the fees paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the Preferred Shares and outstanding Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

    Interest Rate Risk. The Fund issues preferred shares, such as the Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to stockholders of the Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk -- Interest Rate Transactions.'

    Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid to retain your Preferred Shares at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below

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which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See 'Description of Preferred Shares' and 'The Auction.'

    Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has
designated a special rate period (a dividend period of more than   days),
changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period. In addition, a broker-dealer may, in its own discretion, decide to sell the Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the Preferred Shares.

    Securities and Exchange Commission Inquiries.             has advised the
Fund that it and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the auctions.

    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that the Preferred Shares receive the highest credit quality rating from S&P and Moodys, the ratings do not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. In addition, Moody's and S&P, or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See 'Description of Preferred Shares -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem Preferred Shares if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund

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may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.


    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stock, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of utility companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P and Moody's or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which would jeopardize the rating agencies' ratings of the Preferred Shares. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.

    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for Federal income tax purposes. While the Fund intends to redeem the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'U.S. Federal Taxation.'

GENERAL RISKS OF INVESTING IN THE FUND

    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

LIMITED OPERATING HISTORY

    We are a newly organized, non-diversified, closed-end management investment company with a limited operating history.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

                                       43



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STOCK MARKET RISK

    Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

INTEREST RATE RISK

    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to utility companies for a stream of income, the prices of utility company shares may be more sensitive to changes in interest rates than are other equity securities.

    During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

CREDIT RISK AND LOWER-RATED SECURITIES RISK

    Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as 'junk bonds.' These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa'

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


or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

    Lower-rated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objective may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate if the issuer of lower-rated securities defaults, and the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

COUNTERPARTY RISK

    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

SPECIAL RISKS OF SECURITIES LINKED TO THE UTILITY INDUSTRY

    Since at least 80% of the Fund's managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities issued by utility companies, your investment in the Fund will be significantly impacted by the performance of this industry. The Fund's emphasis on securities of utility issuers makes it more susceptible to adverse economic, political or regulatory occurrences affecting such issuers than a fund that does not have its assets invested to a similar degree in such issuers. The utility industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water,
(ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including:

      high interest costs in connection with capital construction and improvement programs;

      difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

      governmental regulation of rates charged to customers;

      costs associated with compliance with and changes in environmental and other regulations;

      effects of economic slowdowns and surplus capacity;

      increased competition from other providers of utility services;

      inexperience with and potential losses resulting from a developing deregulatory environment;

      costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

      effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

      technological innovations that may render existing plants, equipment or products obsolete; and

      potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the recent blackout that affected electric utility companies in many Mid-Atlantic and Midwest states.

    Issuers in the utility industry may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments. Generally, prices charged by certain utilities are regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation in the utility industry is evolving. Changes in regulation increasingly allow participants in the utility industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

    In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

    The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

    Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

    Investments in certain utility companies are also subject to certain additional risks.

    Electric. Electric utilities consist of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

    The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

    The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

    Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become 'stranded assets' which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

    Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

    Telecommunications. The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may

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increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

    In February 1996, the Telecommunications Act of 1996 (the 'Act') became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

    Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

    Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

    There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with investing in preferred securities, including:

    Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

    Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

    Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified

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


number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

    Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

    Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

    New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

    Financial Services. Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

    Investing in the financial services sector includes the following risks:

      regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

      changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

      concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

      competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

FOREIGN SECURITIES RISKS

    Under normal market conditions, the Fund may invest up to 20% of its managed assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market ('Foreign Securities'). Typically, the Fund will not hold any Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries), but to the extent it does, the Fund will not invest more than 10% of its managed assets in such securities. Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

                                       50



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      future foreign economic, financial, political and social developments;

      different legal systems;

      the possible imposition of exchange controls or other foreign governmental laws or restrictions;

      less governmental supervision;

      regulation changes;

      changes in currency exchange rates;

      less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

      high and volatile rates of inflation;

      fluctuating interest rates; and

      different accounting, auditing and financial record-keeping standards and requirements.

    Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain 'qualified foreign corporations' (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a 'foreign personal holding company,' a 'foreign investment company,' or a 'passive foreign investment company,' as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

    Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

      the possibility of expropriation of assets;

      confiscatory taxation;

      difficulty in obtaining or enforcing a court judgment;

      economic, political or social instability; and

      diplomatic developments that could affect investments in those countries.

    In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

      growth of gross domestic product;

      rates of inflation;

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


      capital reinvestment;

      resources;

      self-sufficiency; and

      balance of payments position.

    In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

    Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Fund's managed assets.

    As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

    The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

CONVERTIBLE SECURITIES RISK

    Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

COMMON STOCK RISK

    While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

TAX RISK

    The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See 'U.S. Federal Taxation.'

RESTRICTED AND ILLIQUID SECURITIES RISK

    The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

INTEREST RATE TRANSACTIONS RISK

    The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'How The Fund Manages Risks -- Interest Rate Transactions.'

PORTFOLIO TURNOVER RISK

    We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See 'U.S. Federal Taxation.'

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Preferred Shares, if any, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, dividend rates on the Preferred Shares would likely increase, which would tend to further reduce returns to holders of Common Shares.

NON-DIVERSIFIED STATUS

    The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See 'U.S. Federal Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of our total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of our total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our total assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. In addition, pursuant to recently enacted legislation, at the close of each quarter for taxable years beginning after October 22, 2004, no more than 25% of the value of our total assets may be invested in the securities of one or more 'qualified publicly traded partnerships,' as defined in the Code. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

ANTI-TAKEOVER PROVISIONS

    Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. The provisions may also have the effect of depriving stockholders of an opportunity to redeem their Preferred Shares. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See 'Description of Common Shares' and 'Certain Provisions of the Charter and By-Laws.'

MARKET DISRUPTION RISK

    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Preferred Shares. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

    The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS voting together as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the utility industry.

    The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's, S&P or another nationally recognized rating agency on the Preferred Shares. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Stockholders or the Fund's ability to achieve its investment objective. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

INTEREST RATE TRANSACTIONS

    In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares, any other outstanding shares of preferred stock or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's outstanding shares of preferred stock, including the Preferred Shares or rate of interest on borrowings. Depending on the general state of short-term interest rates at that point in time, such default could negatively impact the Fund's ability to make dividend payments on the Fund's outstanding shares of preferred stock, including the Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares.

    To the extent there is a decline in the interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Preferred Shares. A sudden and dramatic decline in the interest rates may result in a significant decline in the asset coverage. Under the terms of the Preferred Shares, if the Fund fails to maintain the required asset coverage on the outstanding Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of the Preferred Shares.

    The Fund may choose or be required to redeem some or all of the Preferred Shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

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    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice to and, in general, to conduct the management and investment program of, the Fund under the overall supervision and control of the directors of the Fund. The
Investment Manager was formed in 1986 and had approximately $   billion of
assets under management as of June 30, 2005. Its current clients include pension plans, endowment funds, mutual funds and registered investment companies, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly management fee computed at the annual rate of .85% of average daily managed assets (i.e., the net asset value of the Common Shares plus the liquidation preference of the Preferred Shares and all other outstanding shares of preferred stock). In addition

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to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, expenses of issuing and repurchasing shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations, .15% of average daily managed assets in year six, .10% of average daily managed assets in year seven and .05% of average daily managed assets in year eight. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of the Preferred Shares and all other outstanding shares of preferred stock for leverage.

    The Fund's portfolio managers are:

        Robert Becker -- Mr. Becker joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in December 2003. Prior to joining Cohen & Steers, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.
    Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

        William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles.
    Mr. Scapell is a Chartered Financial Analyst.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the

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average daily managed assets (including the liquidation value of the Preferred
Shares and any other shares of outstanding preferred stock) in the Fund at an annual rate equal to .03% of the first $200.0 million in assets, .02% of the next $200.0 million and .01% of assets in excess of $400.0 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200.0 million or $1.2 billion at .04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's Preferred Shares. See 'Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar.'

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Fund's Articles Supplementary attached as Appendix B to the SAI.

GENERAL

    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares will rank on a parity with the Series M7, Series T7, Series T28, Series W7, Series TH28, and Series F7 AMPS, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

    General. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Preferred
Shares will be   days and the dividend rate for this period will be    %.
Subsequent rate periods will be   days, and the dividend rate will be determined
by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See 'Designation of Special Rate Periods' below.

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    Dividend Payment Dates. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.

    If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

      the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

      the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

      the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

    Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of the Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a broker-dealer or a broker-dealer's designee as agent member.

    Calculation of Dividend Payment. The Fund computes the dividends per share payable on the Preferred Shares by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

    Dividends on the Preferred Shares will accumulate from the date of their
original issue, which is             , 2005. For each dividend payment period
after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

    The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate

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for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

        CREDIT RATINGS             APPLICABLE
        --------------            PERCENTAGE OF   APPLICABLE
   MOODY'S           S&P         REFERENCE RATE:    SPREAD
   -------           ---         ---------------    ------
     Aaa             AAA              125%         125 bps
 Aa3 to Aa1      AA- to AA+           150%         150 bps
  A3 to A1        A- to A+            200%         200 bps
Baa3 to Baa1    BBB- to BBB+          250%         250 bps
Ba1 and below   BB+ and below         300%         300 bps

    Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                                            MAXIMUM         METHOD USED
                 MAXIMUM APPLICABLE     APPLICABLE RATE    TO DETERMINE
                   RATE USING THE          USING THE        THE MAXIMUM
REFERENCE RATE  APPLICABLE PERCENTAGE  APPLICABLE SPREAD  APPLICABLE RATE
--------------  ---------------------  -----------------  ---------------
      1%                1.25%                2.25%            Spread
      2%                2.50%                3.25%            Spread
      3%                3.75%                4.25%            Spread
      4%                5.00%                5.25%            Spread
      5%                6.25%                6.25%            Either
      6%                7.50%                7.25%          Percentage

    The Applicable Percentage and Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in this prospectus under 'Rating Agency Guidelines' below). The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for the Preferred Shares. If neither Moody's nor S&P will make such a rating available, the Fund will select another rating agency to act as a substitute rating agency.

    On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit, subject to applicable cure periods, will result in a default period during which no auction will be held. The Fund does not intend to establish any reserves for the payment of dividends.

    Restriction on Dividends and Other Distributions. While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:

      In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see 'Rating Agency Guidelines' below);

      In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.

      Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under 'Rating Agency Guidelines' below) is met;

      Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

      The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

    Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each broker-dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the lead broker-dealer designated by the Fund, initially
            , must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

VOTING RIGHTS

    Except as noted below, the Fund's Common Shares and the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7
AMPS) have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7
AMPS), as a separate class, vote to elect two directors, and the holders of the Common Shares and holders of Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) in an amount equal to two full years dividends, the holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS), voting together as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS). The holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7,
Series TH28 and Series F7 AMPS) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares (together with the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS), together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7
AMPS) have been paid or provided for, the terms of office of the additional directors elected by the holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) will terminate.

    So long as any of the Preferred Shares (and the Series M7, Series T7,
Series T28, Series W7, Series TH28 and Series F7 AMPS) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares (and the Series M7, Series T7, Series T28,
Series W7, Series TH28 and Series F7 AMPS), (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty,
(C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS), (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares (together with the Series M7, Series T7, Series T28, Series W7, Series TH28, and Series F7 AMPS) shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.

    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    The Common Shares and the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS), voting together as a single class, necessary to authorize the action in question.

    For purpose of any right of the holders of the Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of the Preferred

Shares is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of the Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of the Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

RATING AGENCY GUIDELINES

    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt, (iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which the Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test. Based on the Fund's assets and liabilities as of
           , 2005 and assuming the issuance of all the Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the Preferred Shares (and the Series M7,
Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) would be computed as follows:

    Value of Fund assets less liabilities
       not constituting senior securities            $ ------------     =     %
 -------------------------------------------    =
 Senior securities representing indebtedness         $
plus liquidation value of the Preferred Shares

    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem the Preferred Shares as described below under ' -- Redemption.'

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares.

    As described by S&P and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

    The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the Preferred Shares.

REDEMPTION

    Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage or
(3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of the Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto,
(i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

    Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and any other outstanding shares of preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding shares of preferred stock.

LIQUIDATION

    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL

    The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the Preferred Shares. See the Articles Supplementary for a more complete description of the auction process.

    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the Preferred Shares, so long as the applicable rate for the Preferred Shares is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

    Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the Preferred Shares.

    The auction agent will pay to each broker-dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by a broker-dealer's customer upon settlement in an auction. For any special rate period, the service charge will be determined by mutual consent of the Fund and any such broker-dealer or broker-dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the Preferred Shares will be placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such broker-dealer or (ii) the subject of the following orders submitted by such broker-dealer: (A) a submitted bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential Beneficial Owner that resulted in such potential Beneficial Owner purchasing such shares as a result of the auction or (C) a submitted hold order. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such auction.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a broker-dealer who is listed on the records of that broker-dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that broker-dealer:

    1. Hold Order -- indicating its desire to hold Preferred Shares without regard to the applicable rate for the next rate period.

    2. Bid -- indicating its desire to purchase or hold the indicated number of Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

    3. Sell Order -- indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

    A beneficial owner of Preferred Shares may submit different types of orders to its broker-dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its broker-dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its broker-dealer. A beneficial owner that fails to submit an order to its broker-dealer will ordinarily be deemed to have submitted a hold order to its broker-dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its broker-dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its broker-dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a broker-dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase Preferred Shares or a beneficial owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its broker-dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

    The broker-dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to comply with these procedures. Any order placed with the auction agent by a broker-dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a broker-dealer by a beneficial owner or potential holder. Similarly, any failure by a broker-dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its broker-dealer an order in respect of Preferred Shares held by it. A broker-dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by broker-dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by broker-dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

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


    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the Reference Rate.

    A broker-dealer may also bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an 'all-hold' auction, or (iii) an applicable rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the Preferred Shares at the time of the auction. A broker-dealer may, but is not obligated to, advise beneficial owners of Preferred Shares that the applicable rate that would apply in an 'all-hold' auction may be lower than would apply if beneficial owners submit bids, and such advice, if given, may facilitate the submission of bids by beneficial owners that would avoid the occurrence of an 'all-hold' auction.

    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

    The auctions for the Preferred Shares will normally be held every   days,
and each subsequent rate period will normally begin on the following business day.

    The first auction for the Preferred Shares will be held on            ,
2005, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions
for the Preferred Shares normally will be held every   days, and each subsequent
dividend period normally will begin on the following business day.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of any series, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A......  Owns 500 shares, wants to sell  Bid order of 4.1% rate for all all 500 shares if auction rate  500 Shares
                        is less than 4.1%

Current Holder B......  Owns 300 shares, wants to hold  Hold order -- will take the auction rate

Current Holder C......  Owns 200 shares, wants to sell  Bid order of 3.9% rate for all all 200 shares if auction rate  200 shares
                        is less than 3.9%

Potential Holder D....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.0%

Potential Holder E....  Wants to buy 300 shares         Places order to buy at or
                                                        above 3.9%

Potential Holder F....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.1%

    The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

    The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to sell Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the Preferred Shares.

    You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

      to a broker-dealer; or

      to such other persons as may be permitted by the Fund; provided, however, that (i) if you hold your Preferred Shares in the name of a broker-dealer, a sale or transfer of your Preferred Shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (ii) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

    A further description of the auction procedures can be found in the Articles Supplementary.

                          DESCRIPTION OF COMMON SHARES

    The Fund is authorized to issue          shares of Common Shares, par value
$.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever Preferred Shares and the shares of Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and the shares of Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution.

    Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders in each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the Preferred Shares (and the Series M7,
Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of Common Shares and the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under Federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    These provisions are in addition to any special voting rights granted to the holders of the Preferred Shares in the Charter. See 'Description of Preferred Shares -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

    Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                          CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of Preferred Shares -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7,
Series TH28 and Series F7 AMPS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                          REPURCHASE OF COMMON SHARES

    Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.

    The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. Furthermore, the acquisition of Common Shares by the Fund, may require the Fund to redeem the Preferred Shares in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'U.S. Federal Taxation' for a description of the potential tax consequences of a repurchase of Common Shares.

                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived from its business of investing in stock, securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. The American Jobs Creation Act of 2004 (the 'Act'), which the President recently signed into law, provides that for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in a 'qualified publicly traded partnership,' as defined in the Code, will be treated as qualifying income for purposes of the 90% Income Requirement, and in addition to the diversification requirements in clause (b) above, no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. Federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and (b) its stockholders would treat any such distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the DRD available to corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. Federal income tax liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that year (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than

REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain 'qualified foreign corporations' (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a 'foreign personal holding company,' a 'foreign investment company,' or a 'passive foreign investment company,' as defined in the Code. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the Series M7 AMPS, the Series T7 AMPS, Series T28 AMPS, the Series W7 AMPS, the Series TH28 AMPS, the Series F7 AMPS and the Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS). Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the Preferred Shares (and the Series M7, Series T7,
Series T28, Series W7, Series TH28 and Series F7 AMPS), distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

    Stockholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES

    The sale or other disposition of the Preferred Shares generally will be a taxable transaction for U.S. Federal income tax purposes. Selling holders of the Preferred Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Preferred Shares. If the Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of the Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of the Preferred Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

BACKUP WITHHOLDING

    The Fund may be required to withhold, for U.S. Federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a Series stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder's Federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

    Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. In addition, the Act provides that distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. These rules apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Preferred Shares.

FURTHER INFORMATION

    The SAI summarizes further Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

    Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the purchase agreement dated
                   , 2005, each underwriter named below, for which
                                              is acting as representative, has
severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

                                                              NUMBER OF
                                                              PREFERRED
UNDERWRITER                                                    SHARES
-----------                                                   ---------
                      ......................................
                           .................................
                         ...................................
                  ..........................................
                             ...............................
                                                              ---------
           Total............................................
                                                              ---------
                                                              ---------

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of the highest credit quality rating on the Preferred Shares from Moody's and S&P, as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares sold if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the
public offering price less a concession not to exceed $     per share. The sales
load the Fund will pay of $   per share is equal to 1% of the initial offering
price of the Preferred Shares. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any
Preferred Shares purchased on or before             , 2005.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counterparties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

                has advised the Fund that it and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Those broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the Preferred Shares or the auctions.

    The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The Auction' and in the SAI.

    The principal business address of
is                                 .

    The settlement date for the purchase of the Preferred Shares will be
            , 2005, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    The Bank of New York, whose address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares. State Street Bank, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                                 LEGAL OPINIONS

    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal
matters will be passed on for the underwriters by                             .
Venable LLP will opine on certain matters pertaining to Maryland law.
Simpson Thacher & Bartlett LLP and
may rely as to certain matters of Maryland law on the opinion of Venable LLP.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund for the period from March 30, 2004 through December 31, 2004 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Fund's SAI contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://cohenandsteers.com.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies, Additional Information
  Regarding Fund Investments................................    3
Investment Restrictions.....................................   10
Management of the Fund......................................   12
Compensation of Directors and Certain Officers..............   19
Investment Advisory and Other Services......................   21
Portfolio Transactions and Brokerage........................   31
Determination of Net Asset Value............................   32
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   33
S&P and Moody's Guidelines..................................   35
U.S. Federal Taxation.......................................   46
Performance Data and Index Returns..........................   53
Experts.....................................................   54
Report of Independent Registered Public Accounting Firm.....   55
Financial Information.......................................   56
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       $


                  [COHEN & STEERS SELECT UTILITY FUND LOGO]

                                 COHEN & STEERS
                           SELECT UTILITY FUND, INC.

                         AUCTION RATE PREFERRED SHARES
                                 SHARES, SERIES
                                 SHARES, SERIES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------



                                           , 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   [COHEN & STEERS SELECT UTILITY FUND LOGO]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                         Auction Rate Preferred Shares
                                 Shares, Series
                                 Shares, Series
                                             , 2005

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS SELECT UTILITY FUND,
INC., DATED              , 2005, AS SUPPLEMENTED FROM TIME TO TIME (THE
'PROSPECTUS').

    THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

    Capitalized terms used in this Statement of Additional Information have the meanings assigned to them in the Prospectus or in this Statement of Additional Information, including the appendices.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies, Additional Information
  Regarding Fund Investments................................    3
Investment Restrictions.....................................   10
Management of the Fund......................................   12
Compensation of Directors and Certain Officers..............   19
Investment Advisory and Other Services......................   21
Portfolio Transactions and Brokerage........................   32
Determination of Net Asset Value............................   32
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   33
S&P and Moody's Guidelines..................................   35
U.S. Federal Taxation.......................................   46
Performance Data and Index Returns..........................   53
Experts.....................................................   54
Report of Independent Registered Public Accounting Firm.....   55
Financial Information.......................................   56
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers Select Utility Fund, Inc. (the 'Fund') is a non-diversified, closed-end management investment company organized as a Maryland corporation on January 8, 2004. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

    The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN UTILITY COMPANIES

    Under normal market conditions, we will invest at least 80% of our managed assets in common stocks, preferred stocks and other equity securities of companies engaged in the utility industry ('utility companies'). Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

      generation, transmission, sale or distribution of electric energy;

      distribution, purification and treatment of water;

      production, transmission or distribution of natural gas; and

      provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media

PREFERRED SECURITIES

    The Fund may invest in preferred securities issued by utility companies and other types of companies. The taxable preferred securities (as defined in the next paragraph) in which the Fund may invest do not qualify for the dividends received deduction (the 'DRD') under Section 243 of the Internal Revenue Code of 1986, as amended (the 'Code') and are not expected to provide significant benefits under the rules relating to 'qualified dividend income.' The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

    There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as preferred securities issued by real estate investment trusts ('REITs').

    Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

    Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the '$25 par' and the 'institutional' segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted 'flat,' (i.e., without accrued dividend income) and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an 'accrued income' basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    See 'Investment Objective and Policies -- Portfolio Composition -- Hybrid-Preferred Securities' in the Fund's Prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objective, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S.

        Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER RATED SECURITIES

    The Fund may invest up to 25% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa3 or BBB- by Moody's and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS

    Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts and options thereon exchange-listed and over-the-counter put and call options on securities and financial indices and may enter into various interest rate transactions (collectively, 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

    Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased Fund Preferred Share dividend rates or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see the section entitled 'How the Fund Manages Risks -- Interest Rate Transactions' in the Prospectus.

    Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ('future contracts') of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total asssets.

    The Fund is operated by persons who have claimed exclusions from the definition of the term 'commodity pool operator' under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

    Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

    Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ('calls') on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be 'covered' as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

    Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ('puts') on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

    The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

    Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'U.S. Federal Taxation.'

OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled 'Use of Leverage',' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

RESTRICTED AND ILLIQUID SECURITIES

    When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

    The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ('Rule 144A Securities'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Investment Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Fund may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

    Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under 'Use of Leverage,' since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records, liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the utility industry, with at least 25% of the Fund's managed assets being invested in the utility industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         7. Purchase preferred securities and other fixed income securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's managed assets would then be invested in such securities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

    The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of a 'majority of the outstanding' Common Shares, the Preferred Shares and any other shares of outstanding preferred stock voting together as a single class, and the holders of a 'majority of the outstanding' Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) voting together as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the Fund's asset coverage with respect to such preferred shares is at least 200%. The Fund's asset coverage with respect to preferred shares is measured as the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the liquidation value of the Fund's outstanding preferred shares (such ratio, 'Preferred Shares Asset Coverage'). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Preferred Shares Asset Coverage is at least 200%. The Fund intends, to the extent possible, to purchase or redeem the Preferred Shares and any other shares of outstanding preferred stock from time to time to the extent necessary in order to maintain a Preferred Shares Asset coverage of at least 200%. If the Fund has Preferred Shares and any other shares of outstanding preferred stock, two of the Fund's Directors will be elected by the holders of the Preferred Shares and any other shares of outstanding preferred stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares, Preferred Shares and any other shares of outstanding preferred stock voting together as a single class. In the event the Fund failed to pay dividends on the Preferred Shares and any other shares of outstanding preferred stock for two years, holders of the Preferred Shares and any other shares of outstanding preferred stock, voting together as a single class, would be entitled to elect a majority of the Directors of the Fund.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the Fund's asset coverage related to such borrowings is at least 300%. The Fund's asset coverage with respect to indebtedness is the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund (such ratio, 'Indebtedness Asset Coverage'). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Indebtedness Asset Coverage is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision
of the Directors. As of      , 2005, the Directors and officers as a group
beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director is also a director of each of the closed-end and open-end investment companies advised by the Investment Manager.

    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........      Director,          2006      Co-Chairman and          17        Since
757 Third Avenue              Co-Chairman                   Co-Chief Executive                 Inception
New York, New York            of the Board                  Officer of Cohen &
Age: 52                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
                                                            Prior thereto,
                                                            Chairman of the
                                                            Investment Manager.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Martin Cohen* ...........      Director,          2007      Co-Chairman and          17        Since
757 Third Avenue              Co-Chairman                   Co-Chief Executive                 Inception
New York, New York            of the Board                  Officer of Cohen &
Age: 56                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.

DISINTERESTED DIRECTORS

Bonnie Cohen* ...........       Director          2008      Private Consultant.      17        Since
1824 Phelps Place, N.W.                                     Prior thereto,                     Inception
Washington, D.C.                                            Undersecretary of
Age: 62                                                     State, United
                                                            States Department
                                                            of State. Director
                                                            of Wellsford Real
                                                            Properties, Inc.

George Grossman .........       Director          2006      Attorney-at-law.         17        Since
17 Elm Place                                                                                   Inception
Rye, New York
Age: 51

                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Richard E. Kroon ........       Director          2008      Board Member of          17        Since
328 Newman Springs Rd.                                      Finlay Enterprises,                November
Red Bank, New Jersey                                        Inc. (operator of                  2004
Age: 63                                                     department store
                                                            fine jewelry leased
                                                            departments) and
                                                            several private
                                                            companies; member
                                                            of Investment
                                                            Subcommittee,
                                                            Monmouth
                                                            University; Retired
                                                            Chairman and
                                                            Managing Partner of
                                                            the Sprout Group
                                                            venture capital
                                                            funds, then an
                                                            affiliate of
                                                            Donald, Lufkin &
                                                            Jenrette Securities
                                                            Corporation, and
                                                            former Chairman of
                                                            the National
                                                            Venture Capital
                                                            Association.

Richard J. Norman .......       Director          2007      Private Investor.        17        Since
7520 Hackamore Drive                                        President of the                   Inception
Potomac, Maryland                                           Board of Directors
Age: 62                                                     of Maryland Public
                                                            Television, Board
                                                            Member of the
                                                            Salvation Army;
                                                            Prior thereto,
                                                            Investment
                                                            Representative of
                                                            Morgan Stanley Dean
                                                            Witter.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Frank K. Ross ...........       Director          2007      Professor of             17        Since
10130 Darmuid                                               Accounting, Howard                 March 2004
Green Drive                                                 University; Board
Potomac, Maryland                                           member of NCRIC
Age: 62                                                     Group, Inc.
                                                            (insurance) and
                                                            Pepco Holdings,
                                                            Inc. (electric
                                                            utility). Formerly,
                                                            Midatlantic Area
                                                            Managing Partner
                                                            for Audit and Risk
                                                            Advisory Services
                                                            at KPMG LLP and
                                                            Managing Partner of
                                                            its Washington DC
                                                            Office.

Willard H. Smith Jr. ....       Director          2008      Board member of          17        Since
7231 Encelia Drive                                          Essex Property                     Inception
La Jolla, California                                        Trust Inc.,
Age: 68                                                     Highwoods
                                                            Properties, Inc.,
                                                            Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.

C. Edward Ward, Jr. .....       Director          2008      Member of the Board      17        Since
788 Columbus Avenue,                                        of Trustees of                     November
Apt. 7G                                                     Manhattan College,                 2004
New York, New York                                          Riverdale, New
Age: 59                                                     York. Formerly head
                                                            of closed-end fund
                                                            listings for the
                                                            New York Stock
                                                            Exchange.

---------
* Martin Cohen & Bonnie Cohen are unrelated.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
Joseph M. Harvey .............  Vice President       President of Cohen & Steers Capital
757 Third Avenue                                     Management, Inc., the Fund's Investment
New York, New York                                   Manager, since 2003. Prior thereto, he was
Age: 41                                              Senior Vice President and Director of
                                                     Investment Research of the Fund's
                                                     Investment Manager.
Robert S. Becker .............  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc. since December
New York, New York                                   2003. Prior thereto, he was a co-portfolio
Age: 36                                              manager of the Franklin Utilities Fund at
                                                     Franklin Templeton Investments. Mr. Becker
                                                     has previously held positions in equity
                                                     research for the utility sector at Salomon
                                                     Smith Barney and Scudder, Stevens and
                                                     Clark.
William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 38                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.
Adam M. Derechin .............  President and Chief  Chief Operating Officer of Cohen & Steers
757 Third Avenue                Executive Officer    Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August, 2003.
Age: 41                                              Prior thereto, he was Senior Vice President
                                                     of the Fund's Investment Manager since
                                                     1998.
Lawrence B. Stoller ..........  Secretary            Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 41                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).
Jay J. Chen ..................  Treasurer            Senior Vice President of the Advisor since
757 Third Avenue                                     2003 and prior to that, Vice President of
New York, NY                                         the Advisor.
Age:
John E. McLean ...............  Chief Compliance     Vice President and Associate General
757 Third Avenue                Officer and          Counsel of Cohen & Steers Capital
New York, NY                    Assistant Secretary  Management since September 2003. Prior to
Age: 34                                              that, Vice President, Law & Regulation,
                                                     J. & W. Seligman & Co. Incorporated (money
                                                     manager); and Associate, Battle Fowler LLP
                                                     (law firm).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.

                                                                                   AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                            DOLLAR RANGE OF        SECURITIES IN THE
                                                         EQUITY SECURITIES IN     COHEN & STEERS FUND
                                                            THE FUND AS OF           COMPLEX AS OF
                                                           NOVEMBER 1, 2004        NOVEMBER 1, 2004
                                                           ----------------        ----------------
Bonnie Cohen...........................................          none                over $100,000
Martin Cohen...........................................          none                over $100,000
George Grossman........................................          none                over $100,000
Richard E. Kroon.......................................      $1 - $10,000          $10,001 - $50,000
Richard J. Norman......................................          none                over $100,000
Frank K. Ross*.........................................          none             $50,001 - $100,000
Willard H. Smith, Jr...................................          over $100,000       over $100,000
Robert H. Steers.......................................          none                over $100,000
C. Edward Ward, Jr.....................................      $1 - $10,000          $10,001 - $50,000

---------

* Because Mr. Ross is a Director of Pepco Holdings, Inc., he is prohibited from purchasing shares of this Fund.

    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the Preferred Shares. After the completion of this offering, he will be a non-interested Director.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed of all of the Directors who are not 'interested persons' of the Fund, as defined in the 1940 Act. The members of each committee are Ms. Cohen and Messrs. Grossman, Kroon, Norman, Ross, Smith and Ward.

    The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm, and the performance of the Fund's internal control systems and independent registered public accounting firm.

    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.

    The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing management and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board.

    The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

    Approval of Investment Management Agreement. The Board of Directors of the Fund including a majority of the Directors who are not parties to the fund's Investment Management Agreement, or interested persons of any such party ('Independent Directors'), has the responsibility under the 1940 Act to approve the Fund's proposed Investment Management Agreement for its initial two-year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Investment Management Agreement for the Fund was discussed at a meeting held on March 2, 2004 and was unanimously approved for an initial two-year term by the Fund's Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations.

    In considering whether to approve the Fund's Investment Management Agreement, the Board reviewed the materials provided by the Investment Manager and Fund counsel, which included, among other things, fee and expense information of funds with investment objectives and policies similar to those of the Fund, prepared by the Investment Manager, information regarding the past performance of funds managed by the Investment Manager, and memoranda outlining the legal duties of the Board. The Board considered factors relating to both the selection of the investment managers and the approval of the management fee when reviewing the Investment Management Agreement. In particular, the Board considered the following:

        (i) The nature, extent and quality of services to be provided by the Investment Manager: The Directors reviewed the services that the Investment Manager would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Directors also discussed with officers and portfolio managers of the Fund the amount of the time the Investment Manager would dedicate to the Fund and the type of transactions that would be done on behalf of the Fund.

        The Board determined that the services proposed for the Fund by the Investment Manager would be similar to those already being provided for other closed-end funds by the Investment Manager. The Board noted that the services proposed for the Fund by the Investment Manager would be different and distinct from existing funds, but determined that the Investment Manager's experience in the securities markets would provide the background and expertise to further the Fund's objectives. They also took into consideration the favorable history, reputation and background of the Investment Manager's portfolio managers, finding that these would likely have an impact on the success of the Fund. Lastly, the Directors noted the Investment Manager's ability to attract quality and experienced personnel and its continuing effort to expand its capabilities particularly with respect to the Fund. The Directors concluded that the proposed services of the Investment Manager to the Fund compared favorably to services provided by the Investment Manager for other funds and accounts in both nature and quality.

        (ii) Investment performance of the Fund and the Investment Manager:
    Because the Fund was newly formed, the Directors did not consider the investment performance of the Fund. The Directors reviewed the Investment Manager's performance for other closed-end funds. In particular, the Directors noted that the Investment Manager managed several funds that were outperforming the indices and their competitors. The Directors recognized that past performance is not an indicator of future performance, but found that the Investment Manager had the necessary expertise to manage the Fund and that the Investment Manager was committed to hiring additional investment personnel in connection with its management efforts for the Fund. The Directors determined that the Investment Manager would be an appropriate investment manager for the Fund.

        (iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the Directors considered the anticipated cost of the services provided by the Investment Manager. Under the Investment Management Agreement, the Fund would pay the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily managed assets of the Fund. The

    Directors also considered the fact that the Investment Manager has agreed to reimburse a portion of its investment management fees through March 31, 2013.

        In reviewing the proposed investment management fee, the Directors considered the management fees of other comparable, closed-end equity income funds, noting that the Fund's proposed management fee was in line with those funds. The total management fee, represented by the management fee plus the administration fee, for the Fund also would be in line with the average of the other comparable funds' fees. The Directors concluded that the Fund's investment management fee for the initial term of the contract was projected to compare favorably to the average investment management fee charged to competitive funds with similar investments. The Directors did not consider the profitability of the Fund, since the Fund is newly formed with no operating history.

        (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors did not believe at this time that the Corporation would experience any economies of scale. If the Corporation were to grow, the Directors would reevaluate this issue.

        (v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment managers or other clients: As discussed above in (i) and (iii), the Directors compared both the services to be rendered and the fees to paid under the Investment Management Agreement to other contracts of the Investment Manager and to contracts of other investment managers to registered investment companies investing in similar securities. The Directors determined that the proposed services and fees were comparable to those being offered under the other contracts by the Investment Manager and other investment managers.

    The Directors then took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions. The Directors also noted the administrative services provided under the Administration Agreement by the Investment Manager for the Fund such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board to serve as officers of the Fund, noting that these services were beneficial to the Fund.

    For these reasons, the Board, including the Independent Directors, unanimously approved the Investment Management Agreement.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2005 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Additionally, the Audit Committee Chairman is paid $10,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Fund and of all of the other Cohen & Steers funds and the lead Director and each other committee chairman is paid $5,000 per year in the aggregate for their work in connection with the Fund and all of the other Cohen & Steers funds. These additional amounts are not reflected in the table. In the column headed `Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the sixteen other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Bonnie Cohen,*,*** Director.................................     $6,500          $85,625
Martin Cohen,**** Director and Co-Chairman..................     $    0          $     0
George Grossman,*,*** Director..............................     $6,500          $85,625
Richard E. Kroon,*,***,'DD' Director........................     $6,500          $25,000
Richard J. Norman,*,**, Director............................     $6,500          $85,625
Frank K. Ross,*,*** Director................................     $6,500          $71,000
Willard H. Smith, Jr.,*,** Director.........................     $6,500          $85,625
Robert H. Steers,**** Director and Co-Chairman..............     $    0          $     0
C. Edward Ward, Jr.,*,**,'DD' Director......................     $6,500          $25,500

---------

   * Member of the Nominating and Contract Review Committee.

  ** Member of the Governance Committee.

 *** Member of the Audit Committee.

**** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

   'DD' Each of Richard E. Kroon and C. Edward Ward, Jr. was elected as a
        Director by the Fund's Board of Directors effective November 3, 2004.

PRINCIPAL STOCKHOLDERS

    To the knowledge of the Fund, as of            , 2005, no current director
of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.

    As of            , 2005, no person to the knowledge of the Fund, owned
beneficially more than 5% of the outstanding Common Shares. As of            ,
2005, CEDE & Co. c/o Depository Trust Company, Box 20, New York, New York was
the record owner of     % of the outstanding Common Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol 'CNS.' Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares and other outstanding shares of preferred stock, plus the principal amount of any borrowings used for leverage) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations (through March 31, 2009), and in declining amounts for each of the three years thereafter (through March 31, 2012).

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

PORTFOLIO MANAGER

    Accounts Managed. The Fund's portfolio managers (each referred to as a 'portfolio manager') are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the
Fund. The following tables show, as of        , 2005 the number of accounts each
portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

ROBERT BECKER

                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
Registered Investment Companies.............................                    $
Other Pooled Investment Vehicles............................
Other Accounts..............................................

WILLIAM F. SCAPELL

                                                               NUMBER OF     TOTAL ASSETS OF
                                                              ALL ACCOUNTS    ALL ACCOUNTS
                                                              ------------    ------------
Registered Investment Companies.............................       --                 --
Other Pooled Investment Vehicles............................       --                 --
Other Accounts..............................................       --                 --

    Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund's portfolio managers as of
            , 2005:

                                                            DOLLAR RANGE OF SECURITIES OWNED
                                                            --------------------------------
Robert Becker.............................................
William F. Scapell........................................

    Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles they advise. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio managers in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that the portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

    Advisor Compensation Structure. Compensation of the Advisor's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor's parent, Cohen & Steers, Inc. ('CNS'). The Advisor's investment professionals, including the portfolio manager, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

    Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds and benchmarks and on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager's seniority and position with the firm.

    The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers' performance in meeting them. The Advisor seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Advisor participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Advisor's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent;
(iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares and other outstanding shares of preferred stock, plus the principal amount of any borrowings used for leverage) in the Fund at an annual rate equal to .03% of the first $200.0 million in assets, .02% of the next $200.0 million and .01% of assets in excess of $400.0 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, which has its principal business office at 150 Royall Street, Canton, MA 02021, as the Fund's transfer and dividend disbursing agent for the Fund's Common Shares. Neither State Street nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. The Depository Trust Company ('DTC') will act as securities depository for the Preferred Shares. The Bank of New York, whose principal place of business is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

CODE OF ETHICS

    The Fund and Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in utility securities, any Cohen & Steers closed-end fund and in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with Cohen & Steers Capital Management, Inc.'s Statement of Policies and Procedures Regarding the Voting of Securities (the 'Proxy Voting Policies and Procedures'). The following is a summary of the Proxy Voting Policies and Procedures.

    Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

        B. Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

        C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager conduct itself in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager shall participate in each stockholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

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    Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

        Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

        10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

        Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

        Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

        Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

        Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

        Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

        Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These

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    include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

        Vesting. Restricted stock awards normally should vest over at least a two-year period.

        Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

    While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

        Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

        Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

        Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

    Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

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    Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards. Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Stockholder Action. The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

    Cumulative Voting. Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

    Ratification of Auditors. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring the Investment Manager to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock. The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

    Preemptive Rights. Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

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SOCIAL ISSUES

    The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

    The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager's General Counsel shall have overall responsibility for ensuring that the Investment Manager complies with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment
Manager:

        Name of the company

        Ticker symbol

        CUSIP number

        Stockholder meeting date

        Brief identification of each matter voted upon

        Whether the matter was proposed by management or a stockholder

        Whether the Investment Manager voted on the matter

        If the Investment Manager voted, then how the Investment Manager voted

        Whether the Investment Manager voted with or against management

    The Investment Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

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CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. Potential conflicts are most likely to fall into three general categories:

        Business Relationships. This type of conflict would occur if the Investment Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager or its affiliate with the company or proponent. In the context of the Investment Manager, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that the Investment Manager has invested in on behalf of the Fund, and the Investment Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

        Personal Relationships. The Investment Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

        Familial Relationships. The Investment Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average stockholder. Materiality will be judged under a two-step approach:

        Financial Based Materiality. The Investment Manager presumes a conflict to be non-material unless it involves at least $500,000.

        Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts. The Investment Manager is responsible for monitoring the relationships of the Investment Manager's affiliates for purposes of the Investment Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.

        For purposes of monitoring personal or familial relationships, the general counsel (or his designee) shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or

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


    familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

        Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

        Communication with Investment Committee; Voting of Proxy -- If the General Counsel determines that the relationship between the Investment Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager will vote its proxy based on the advice of a consulting firm, the General Counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality decision is made and how the proxy is voted).

    The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing for the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund toll-free at
(800) 437-9912 and (ii) on the Securities and Exchange Commission's website (http://www.sec.gov).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices which include underwriting or placement fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that the Fund received best execution viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund.

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    In addition, the Investment Manager may receive research services from a broker in connection with initiating portfolio transactions for the Fund. While it is not the Investment Manager's policy to 'pay up' for these research services, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Investment Manager determines in good faith that the commission was reasonable in relation to the value of the research service provided viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund.

    Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

                        DETERMINATION OF NET ASSET VALUE

    The Fund determines the net asset value of its Common Shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS, and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding

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securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.

                       ADDITIONAL INFORMATION CONCERNING
                             THE AUCTIONS FOR AMPS

GENERAL

    Securities Depository. DTC will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) to elect a majority of the Fund's Directors, as described under 'Description of Preferred Shares -- Voting Rights' in the Prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.

    The auction agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the auction agent's registry of holders, and the results of auctions and notices from any broker-dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction-Secondary Market Trading and Transfers of Preferred Shares' in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

    The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

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BROKER-DEALERS

    The auction agent after each auction for the Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such broker-dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a broker-dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the broker-dealer and were acquired by such broker-dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such broker-dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

    The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

    The broker-dealer agreement provides that a broker-dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all broker-dealers that they may no longer do so, in which case broker-dealers may continue to submit hold orders and sell orders for their own accounts. Any broker-dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.


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                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.

    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares (and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS) then outstanding and
(2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See 'Description of Preferred Shares -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the NYSE is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

    With respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor (used to determine the Discounted Value of any S&P Eligible Asset) provided that the S&P Exposure Period is 20 Business Days or less:

    (a) Types of S&P Eligible Assets

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Common Stock                                                        168%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB-                                     228%
REIT and Non-DRD eligible Preferred Stock with a senior or
  preferred stock rating of at least BBB-                           155%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB-                                           233%
REIT and non-DRD Eligible Preferred Stock with a senior or
  preferred stock rating below BBB-                                 160%
Un-rated DRD Eligible Preferred Stock                               238%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock         165%
Convertible bonds rated AAA to AAA-                                 148%
Convertible bonds rated AA+ to AA-                                  155%
Convertible bonds rated A+ to A-                                    162%
Convertible bonds rated BBB+ to BBB-                                168%
Convertible bonds rated BB+ to BB-                                  175%

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Convertible bonds rated B+ to B-                                    182%
Convertible bonds rated CCC+ to CCC-                                189%
U.S. Short-Term Money Market Investments with maturities of
  180 days or less                                                  104%
U.S. Short-Term Money Market Investments with maturities of
  between 181 and 360 days                                          113%
U.S. Government Obligations (52 week Treasury Bills)                102%
U.S. Government Obligations (Two-Year Treasury Notes)               104%
U.S. Government Obligations (Five-Year Treasury Notes)              110%
U.S. Government Obligations (Ten-Year Treasury Notes)               117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)            130%
Agency Mortgage Collateral (Fixed 15-Year)                          129%
Agency Mortgage Collateral (Fixed 30-Year)                          132%
Agency Mortgage Collateral (ARM 1/1)                                122%
Agency Mortgage Collateral (ARM 3/1)                                123%
Agency Mortgage Collateral (ARM 5/1)                                123%
Agency Mortgage Collateral (ARM 10/1)                               123%
Mortgage Pass-Through Fixed (15 Year)                               131%
Mortgage Pass-Through Fixed (30 Year)                               134%
    Debt securities of REIT's and other real estate
      companies according to the following corporate bond
      schedule
    Corporate Bonds rated at least AAA                              110%
    Corporate Bonds rated at least AA+                              111%
    Corporate Bonds rated at least AA                               113%
    Corporate Bonds rated at least AA-                              115%
    Corporate Bonds rated at least A+                               116%
    Corporate Bonds rated at least A                                117%
    Corporate Bonds rated at least A-                               118%
    Corporate Bonds rated at least BBB+                             120%
    Corporate Bonds rated at least BBB                              122%
    Corporate Bonds rated at least BBB-                             124%
    Corporate Bonds rated at least BB+                              129%
    Corporate Bonds rated at least BB                               135%
    Corporate Bonds rated at least BB-                              142%
    Corporate Bonds rated at least B+                               156%
    Corporate Bonds rated at least B                                169%
    Corporate Bonds rated at least B-                               184%
    Corporate Bonds rated at least CCC+                             202%
    Corporate Bonds rated at least CCC                              252%
    Corporate Bonds rated at least CCC-                             350%
Master Limited Partnership                                          625%
Cash and Cash Equivalents                                           100%

    (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if

        (i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A- , or equivalent by S&P, or higher.

        (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series.

        (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

        (iv) If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

        (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

        (vi) The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.

    (c) Cash and Cash Equivalents

        (i) Cash and Cash Equivalents and demand deposits in an 'A-1+' rated institution are valued at 100%. 'A-1+' rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in 'A-1+' rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

        (ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as 'sweep' vehicles will be 110%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

    'S&P Eligible Assets' will mean:

        (A) Deposit Securities;

        (B) U.S. Government Obligations and U.S. Government Agencies;

        (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ('Other Debt') and that satisfy all of the following conditions:

           (1) be no more than 10% of total assets may be below a S&P rating of BBB- , or comparable Moody's or Fitch rating, or unrated;

           (2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

           (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;

           (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;

           (5) which, in the aggregate, have an average duration of not more than 12 years.

        (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

           (1) such evidence of indebtedness is rated at least CCC by S&P; and

           (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

        (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ('Agency Mortgage Collateral'). Agency Mortgage Collateral the following conditions apply:

           (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

           (2) Qualifying 'large pool' FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ('ARMs') programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

           (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

           (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

           1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least 'BBB-', or the preferred issue must be rated at least 'BBB-'.

           2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

           3. The collateral pays cash dividends denominated in U.S. dollars.

           4. Private placement 144A with registration rights are eligible assets.

           5. The minimum market capitalization of eligible issuers is US$100 million.

           Restrictions for floating-rate preferred stock:

               1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

               2. The floating-rate preferred stock may not have been subject to a failed auction.

           Restrictions for adjustable -- or auction-rate preferred stock:

               1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

           Concentration Limits:

               1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

               2. Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

               3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

               4. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

        (H) Common stocks of Utility Companies that satisfy all of the following conditions:

           1. The issuer can hold no more than the average monthly trading volume over the past year.

           2. Each stock must have a minimum market capitalization of at least $100 million.

           3. Restricted stocks (144a securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

           4. The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

           5. The collateral is owned by the fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral. (for S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

        Note:

             Add 20 points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.

             Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

             Receivables that are due in more than five business days of a valuation date qualify as a Standard & Poor's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

        Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

        With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors. For industry concentration, the following sectors represent distinct industry classifications: electric-distribution, electric-integrated, natural gas-distribution, natural gas-integrated and unregulated utilities.

        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

        'S&P Exposure Period' will mean the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and

    (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 3(a)(ii) of Part I of the Articles Supplementary.

MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

        (a) Preferred Stock and Common Stock:

                                                                 DISCOUNT
                                                              FACTOR(1)(2)(3)
                                                              ---------------
Common stock and common stock of foreign issuers for which
  ADRs are traded:
    Large Cap (4)...........................................           200%
    Mid Cap (4).............................................           205%
    Small Cap (4)...........................................           220%
Common stock of foreign issuers (in existence for at least
  five years) for which no ADRs are traded..................           400%
Preferred stock of REITs:
    with Senior Implied Moody's (or S&P or Fitch) rating....           154%
    without Senior Implied Moody's (or S&P or Fitch)
      rating................................................           208%
Preferred stock of Other Real Estate Companies:
    with Senior Implied Moody's (or S&P or Fitch) rating....           208%
    without Senior Implied Moody's (or S&P or Fitch)
      rating................................................           250%
Preferred Securities of non-real estate companies including
  DRD eligible preferred securities (5)(6):
    (A) for taxable preferred securities issued by a
        utility, industrial, financial issuer or other
        non-real estate related issuers with Moody's or
        equivalent S&P or Fitch ratings:....................       Aaa 150%
                                                                    Aa 155%
                                                                     A 160%
                                                                   Baa 165%
                                                                    Ba 196%
                                                                     B 216%
                                                               < B. NR 250%
    (B) for DRD eligible preferred securities issued by a
        utility, industrial, financial issuer, or other
        non-real estate related issuers
        (i) Investment grade................................           165%
        (ii) non-investment grade...........................           216%
    (C) for auction rate preferred securities...............           350%

---------

(1) A Discount Factor of 260% will be applied to those assets in a single Moody's Utility Sub-Industry Classification which exceed 50% of Moody's Eligible Assets but are not greater than 75% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.

(4) Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

(5) Applies to preferred securities which have a minimum issue size of $50 million.

(6) Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody's or BBB- by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.

    (b) Debt securities (1):

        The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

TERMS OF MATURITY OF DEBT SECURITY(1)   Aaa     Aa     A     Baa     Ba     B     UNRATED
-------------------------------------   ---     --     -     ---     --     -     -------
1 year or less.....................     109%   112%   115%   118%   137%   150%    250%
2 years or less (but longer than 1
  year)............................     115%   118%   122%   125%   146%   160%    250%
3 years or less (but longer than 2
  years)...........................     120%   123%   127%   131%   153%   168%    250%
4 years or less (but longer than 3
  years)...........................     126%   129%   133%   138%   161%   176%    250%
5 years or less (but longer than 4
  years)...........................     132%   135%   139%   144%   168%   185%    250%
7 years or less (but longer than 5
  years)...........................     139%   143%   147%   152%   179%   197%    250%
10 years or less (but longer than 7
  years)...........................     145%   150%   155%   160%   189%   208%    250%
15 years or less (but longer than 10
  years)...........................     150%   155%   160%   165%   196%   216%    250%
20 years or less (but longer than 15
  years)...........................     150%   155%   160%   165%   196%   228%    250%
30 years or less (but longer than 20
  years)...........................     150%   155%   160%   165%   196%   229%    250%
Greater than 30 years..............     165%   173%   181%   189%   205%   240%    250%

---------

(1) The Moody's Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                            U.S. TREASURY SECURITIES

             REMAINING TERM TO MATURITY                DISCOUNT FACTOR   U.S. TREASURY STRIPS
             --------------------------                ---------------   --------------------
 1 year or less......................................       107%                 107%
 2 years or less (but longer than 1 year)............       113%                 115%
 3 years or less (but longer than 2 years)...........       118%                 121%
 4 years or less (but longer than 3 years)...........       123%                 128%
 5 years or less (but longer than 4 years)...........       128%                 135%
 7 years or less (but longer than 5 years)...........       135%                 147%
10 years or less (but longer than 7 years)...........       141%                 163%
15 years or less (but longer than 10 years)..........       146%                 191%
20 years or less (but longer than 15 years)..........       154%                 218%
30 years or less (but longer than 20 years)..........       154%                 244%

    (d) Short-Term Instruments and Cash.

    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

    (e) Rule 144A Debt or Preferred Securities:

        The Moody's Discount Factor applied to Rule 144A debt or preferred securities will be

        (i) 130% of the Moody's Discount Factor, which would apply if the securities have registration rights under the Securities Act after 365 days, and

        (ii) 120% of the Moody's Discount Factor if the securities have registration rights within 365 days of calculation of the Basic Maintenance Amount.

    (f) Convertible Securities:

                            MOODY'S RATING CATEGORY

  INDUSTRY CATEGORY    Aaa     Aa     A     Baa     Ba     B      NR
  -----------------    ---     --     -     ---     --     -      --
Utility..............  162%   167%   172%   188%   195%   199%   300%
Industrial...........  256%   261%   266%   282%   290%   293%   300%
Financial............  233%   238%   243%   259%   265%   270%   300%
Transportation.......  250%   265%   275%   285%   290%   295%   300%

    Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

    'Moody's Eligible Assets' means the following:

        (i) Common stocks: (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are ADRs or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

        (ii) Corporate debt securities if: (A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (B) such securities have been registered under the 1933 Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the 1933 Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (C) such securities are not subject to extended settlement.

        (iii) Preferred stocks if: (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or other Moody's approved exchanges, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa3 or higher
    (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

        (iv) Convertible securities (including convertible preferred stock), provided that: (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch Ratings, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the Fund shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

        (v) Preferred stock or any debt security of REITs or real estate companies;

        (vi) Unrated debt securities issued by an issuer which:

           (A) has not filed for bankruptcy within the past three years

           (B) is current on all principal and interest on its fixed income obligations;

           (C) is current on all preferred stock dividends;

           (D) possesses a current, unqualified auditor's report without qualified, explanatory language; and

           (E) in the aggregate taken together with securities rated B by Moody's, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody's Eligible Assets;

        (vii) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if

           (A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A- or higher by S&P or Fitch;

           (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;

           (C) the interest rate swap transaction will be marked-to-market daily;

           (D) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and

           (E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.

        (viii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

        (ix) Short-Term Money Market Instruments so long as

           (A) such securities are rated at least P-1,

           (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

           (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria.

        (x) Cash including, for this purpose, interest and dividends due on assets rated

           (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date,

           (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

           (C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (2) with counterparties having a Moody's long-term debt rating of at least Baa3 or (3) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

    The Fund's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings:

ISSUER:

                                                NON-UTILITY MAXIMUM   UTILITY MAXIMUM SINGLE
            MOODY'S RATING (1)(2)               SINGLE ISSUER(3)(4)        ISSUER(3)(4)
            ---------------------               -------------------   ----------------------
Aaa...........................................         100%                    100%
Aa............................................          20%                     20%
A.............................................          10%                     10%
CS/CB, 'Baa', Baa(5)..........................           6%                      4%
Ba............................................           4%                      4%
B1/B2.........................................           3%                      3%
B3 or below...................................           2%                      2%

INDUSTRY AND STATE:

                                        NON-UTILITY       UTILITY MAXIMUM
                                       MAXIMUM SINGLE       SINGLE SUB-         UTILITY MAXIMUM
          MOODY'S RATING(1)             INDUSTRY(3)        INDUSTRY(3)(6)      SINGLE STATE(3)
          -----------------            --------------     ---------------     ---------------
Aaa..................................       100%               100%                100%
Aa...................................        60%                60%                 20%
A....................................        40%                50%                 10%(8)
CS/CB, 'Baa', Baa(5).................        20%                50%(7)               7%(8)
Ba...................................        12%                12%                  0%
B1/B2................................         8%                 8%                  0%
B3 or below..........................         5%                 5%                  0%

---------

(1) Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) For common stock assets, utility sub-industry assets above 50% and below 75% will be discounted at 260%.

(8) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.

    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. Federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

    The Fund has elected to be taxed as, and intends to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. Federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

    In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. The American Jobs Creation Act of 2004 (the 'Act'), which the President recently signed into law, provides that for taxable years beginning after October 22, 2004, income from 'qualified publicly traded partnerships,' as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. However, in addition to the diversification requirements described above, the aggregate value of a regulated investment company's investment in the securities of one or more qualified publicly traded partnerships may not exceed 25 percent of the regulated investment company's total value.

    In addition, the Act provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to holders of Common Shares, and (ii) under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. Federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, under certain circumstances redemption of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. Federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the DRD in the case of corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of
(1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

    If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the Preferred Shares, the Series M7 AMPS, the Series T7 AMPS, the Series T28 AMPS, the Series W7 AMPS, the Series TH28 AMPS and the Series F7 AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the Preferred Shares and the Series M7, Series T7, Series T28, Series W7, Series TH28 and Series F7 AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

SALE OF SHARES

    A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. Federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

    The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BORROWINGS

    If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

INVESTMENT IN NON-U.S. SECURITIES

    The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

    In addition, if the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to U.S. Federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its stockholders. The Fund will not be able to pass through to its stockholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. The Fund intends to manage its holdings to limit the tax liability from these investments.

BACKUP WITHHOLDING

    If a stockholder fails to furnish a correct taxpayer identification number or fails to make required certifications or has been notified by the IRS that the stockholder is subject to 'backup withholding,' the stockholder may be subject to a 'backup withholding' tax with respect to (1) taxable dividends and
(2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. Federal income tax liability if the appropriate information is provided to the IRS.

FOREIGN STOCKHOLDERS

    U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign stockholder') as defined in the Code, depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the stockholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see 'U.S. Federal
Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. Under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. Federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. Federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. Federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Under the Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. Federal withholding tax unless the stockholder is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

    Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

    Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                P(1 + T)'pp'n = ERV

Where:    P  =   a hypothetical initial payment of $1,000
          T  =   average annual total return
          n  =   number of years
        ERV  =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
                 thereof), assuming reinvestment of all dividends and
                 distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                         a-b
                                =--------------------
                                 2[(cd + 1)'pp'6 - 1]


Where:    a  =   dividends and interest earned during the period,
          b  =   expenses accrued for the period (net of reimbursements),
          c  =   the average daily number of shares outstanding during the
                 period that were entitled to receive dividends, and
          d  =   the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the 30 same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

                                    EXPERTS

    PricewaterhouseCoopers LLP has been appointed as the independent registered public accounting firm for the Fund. The audited financial statements for the period from March 30, 2004 through December 31, 2004 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Select Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the 'Fund') at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                        OF SHARES      (NOTE 1)      (UNAUDITED)(a)
                                                        ---------   --------------   ------------
Common Stock                                 119.71%(b)
  Utilities                                  119.71%
    Electric -- Integrated                    90.76%
        Ameren Corp...................................  1,424,500   $   71,424,430       5.07%
        American Electric Power Co....................    409,000       14,045,060       4.08
        Cinergy Corp..................................  1,559,000       64,901,170       4.52
        Cleco Corp....................................    246,700        4,998,142       4.44
        DTE Energy Co.................................  1,302,300       56,168,199       4.78
        Dominion Resources............................    414,600       28,085,004       3.93
        Duke Energy Corp..............................  2,471,100       62,592,963       4.34
        E.ON AG (ADR).................................    298,000       27,118,000       3.09
        Entergy Corp..................................    696,350       47,066,296       3.20
        Exelon Corp...................................  1,435,464       63,260,898       3.63
        FirstEnergy Corp..............................    928,100       36,669,231       4.18
        FPL Group.....................................    478,500       35,767,875       3.64
        Hawaiian Electric Industries..................  1,280,100       37,314,915       4.25
        NiSource......................................    339,000        7,722,420       4.04
        PPL Corp......................................    387,000       20,619,360       3.08
        Pacific Gas & Electric Co.....................     25,600          667,520       3.64
        Pinnacle West Capital Corp....................  1,086,000       48,229,260       4.28
        Progress Energy...............................    808,450       36,574,278       5.22
        Public Service Enterprise Group...............    811,400       42,006,178       4.25
        Puget Energy..................................    476,000       11,757,200       4.05
        SCANA Corp....................................    203,700        8,025,780       3.71
        Scottish Power plc (ADR)......................    342,000       10,656,720       4.11
        Southern Co...................................  2,134,600       71,551,792       4.27
        TXU Corp......................................    495,000       31,957,200       3.49
        Xcel Energy...................................  2,230,000       40,586,000       4.56
                                                                    --------------
                                                                       879,765,891
                                                                    --------------
    Electric -- Distribution                   14.83%
        Consolidated Edison...........................  1,289,500       56,415,625       5.17
        Energy East Corp..............................    379,700       10,130,396       4.12
        National Grid Transco plc (ADR)...............    701,300       33,655,387       4.44
        NSTAR.........................................    197,000       10,693,160       4.09
        Pepco Holdings................................  1,542,500       32,886,100       4.69
                                                                    --------------
                                                                       143,780,668
                                                                    --------------
    Gas -- Distribution                          4.60%
        AGL Resources.................................    261,000        8,675,640       3.49
        Atmos Energy Corp.............................    460,500       12,594,675       4.53
        Sempra Energy.................................    213,000        7,812,840       2.73
        Vectren Corp..................................    579,867       15,540,435       4.40
                                                                    --------------
                                                                        44,623,590
                                                                    --------------

---------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.

(b) Percentages indicated are based on the net assets applicable to common shares of the fund.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)
                                                       ----------   --------------   ------------
    Gas -- Integrated                           9.52%
        Equitable Resources..........................     777,300   $   47,151,018       2.51%
        KeySpan Corp.................................   1,144,800       45,162,360       4.61
                                                                    --------------
                                                                        92,313,378
                                                                    --------------
        Total Utilities..............................                1,160,483,527
                                                                    --------------
            Total Common Stock
              (Identified cost -- $1,019,996,874)....                1,160,483,527
                                                                    --------------
Preferred Securities -- $25 Par Value          19.28%
  Agricultural Chemicals                        0.04%
        Agrium, 8.00% (COPrS)........................      16,700          428,021       7.80
                                                                    --------------
  Bank                                          0.58%
        Chevy Chase Bank, 8.00%, Series C............      87,100        2,525,900       6.90
        First Republic Bank, 6.70% Series A..........     118,700        3,098,070       6.44
                                                                    --------------
                                                                         5,623,970
                                                                    --------------
  Bank -- Foreign                              0.12%
        Northern Rock, 8.00%, Series.................      45,000        1,129,050       7.97
                                                                    --------------
  Insurance                                    0.11%
        RenaissanceRE Holdings Ltd., 6.08%,
          Series C...................................      46,100        1,100,407       6.37
                                                                    --------------
  Media                                        0.60%
    Cable Televison                            0.48%
        Shaw Communications, 8.45%, Series A
          (COPrS)....................................      85,553        2,160,213       8.36
        Shaw Communications, 8.50%, Series B
          (COPrS)....................................      99,600        2,529,840       8.39
                                                                    --------------
                                                                         4,690,053
                                                                    --------------
    Diversified Services                       0.12%
        Liberty Media Corp., 8.75% (CBTCS)...........      22,100          602,004       8.04
        Liberty Media Corp., 8.75% (PPLUS)...........      20,700          565,317       8.02
                                                                    --------------
                                                                         1,167,321
                                                                    --------------
        Total Media..................................                    5,857,374
                                                                    --------------
  Real Estate                                  15.82%
    Diversified                                 2.35%
        Bedford Property Investors, 7.625%,
          Series B...................................     205,350        5,254,907       7.46
        Forest City Enterprises, 7.375%, Class A.....      80,800        2,057,976       7.22
        iStar Financial, 7.875%, Series E............     270,700        7,103,168       7.51
        iStar Financial, 7.80%, Series F.............     132,000        3,432,000       7.50
        iStar Financial, 7.50%, Series I.............     113,940        2,906,609       7.37
        Lexington Corporate Properties Trust, 8.05%,
          Series B...................................      75,000        1,993,500       7.56
                                                                    --------------
                                                                        22,748,160
                                                                    --------------
    Health Care                                 2.25%
        Health Care REIT, 7.875%, Series D...........      72,550        1,885,575       7.58
        Health Care REIT, 7.625%, Series F...........     218,800        5,524,700       7.56
        LTC Properties, 8.00%, Series F..............     547,713       14,432,238       7.59
                                                                    --------------
                                                                        21,842,513
                                                                    --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)
                                                       ----------   --------------   ------------
    Hotel                                      1.41%
        Ashford Hospitality Trust, 8.55%,
          Series A...................................     155,600   $    4,030,040       8.26%
        Equity Inns, 8.75%, Series B.................      75,900        1,999,965       8.31
        Host Marriott Corp., 8.875%, Series E........     100,000        2,777,500       7.99
        Innkeepers USA, 8.00%, Series C..............     189,400        4,877,050       7.77
                                                                    --------------
                                                                        13,684,555
                                                                    --------------
    Office                                     4.85%
        Alexandria Real Estate Equities, 8.375%,
          Series C...................................     514,000       13,605,580       7.90
        Brandywine Realty Trust, 7.50%, Series C.....      75,819        1,934,901       7.37
        Corporate Office Properties Trust, 8.00%,
          Series G...................................      38,486        1,019,879       7.55
        CRT Properties, 8.50%, Series A..............      35,335          930,371       8.09
        Highwoods Properties, 8.00%, Series B........      26,435          669,599       7.90
        Highwoods Properties, 8.00%, Series D........      33,058          832,070       7.95
        Maguire Properties, 7.625%, Series A.........     495,626       12,688,026       7.46
        SL Green Realty Corp., 7.625%, Series C......     247,000        6,335,550       7.45
        SL Green Realty Corp., 7.875%, Series D......     347,333        9,013,291       7.59
                                                                    --------------
                                                                        47,029,267
                                                                    --------------
    Office/Industrial                          1.02%
        PS Business Parks, 7.00%, Series H...........      75,700        1,876,603       7.06
        PS Business Parks, 6.875%, Series I..........      54,950        1,357,265       6.96
        PS Business Parks, 7.95%, Series K...........     252,000        6,652,800       7.54
                                                                    --------------
                                                                         9,886,668
                                                                    --------------
    Residential -- Apartment                   0.23%
        Apartment Investment & Management Co.,
          8.00%, Series V............................      87,000        2,207,190       7.88
                                                                    --------------
    Shopping Center                            2.48%
      Community Center                         1.83%
        Cedar Shopping Centers, 8.875%, Series A.....     260,000        6,858,800       8.42
        Developers Diversified Realty Corp., 7.375%,
          Series H...................................      25,000          647,750       7.10
        Developers Diversified Realty Corp., 7.50%,
          Series I...................................     302,000        7,821,800       7.26
        Kramont Realty Trust, 8.25%, Series E........      22,300          561,960       8.17
        Saul Centers, 8.00%, Series A................      67,500        1,805,625       7.48
                                                                    --------------
                                                                        17,695,935
                                                                    --------------
      Regional Mall                           0.65%
        CBL & Associates Properties, 7.75%,
          Series C...................................     126,931        3,335,747       7.38
        Mills Corp., 9.00%, Series C.................      43,300        1,203,740       8.09
        Mills Corp., 8.75%, Series E.................      40,700        1,154,252       7.72
        Taubman Centers, 8.00%, Series G.............      25,000          648,750       7.71
                                                                    --------------
                                                                         6,342,489
                                                                    --------------
        Total Shopping Center........................                   24,038,424
                                                                    --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                       DIVIDEND
                                                         NUMBER         VALUE           YIELD
                                                       OF SHARES       (NOTE 1)      (UNAUDITED)
                                                       ----------   --------------   ------------
    Specialty                                  1.23%
        Capital Automotive REIT, 6.75%...............     125,000   $    3,125,000       7.32%
        Capital Automotive REIT, 7.50%, Series A.....      95,102        2,444,121       6.76
        Capital Automotive REIT, 8.00%, Series B.....     240,400        6,311,702       7.62
                                                                    --------------
                                                                        11,880,823
                                                                    --------------
        Total Real Estate............................                  153,317,600
                                                                    --------------
  Utilities                                    2.01%
    Electric -- Integrated                     1.37%
        Pacific Gas and Electric Co., 6.57%..........     240,833        6,237,575       6.62
        Southern California Edison Co., 7.23%,
          Series A...................................      70,000        7,035,000       7.19
                                                                    --------------
                                                                        13,272,575
                                                                    --------------
    Gas -- Distribution                        0.64%
        Southern Union Co., 7.55%, Series C..........     222,500        6,218,875       6.76
                                                                    --------------
        Total Utilities..............................                   19,491,450
                                                                    --------------
            Total Preferred Securities -- $25 Par
              Value (Identified cost --
              $177,777,426)..........................                  186,947,872
                                                                    --------------
Preferred Securities -- Capital Trust          5.25%
  Diversified Financial Services               1.62%
        Old Mutual Capital Funding, 8.00%,
          due 5/29/49 (Eurobond).....................  14,850,000       15,713,067       7.56
                                                                    --------------
  Electric -- Integrated                       1.41%
        DPL Capital Trust II, 8.125%, due 9/1/31.....   3,000,000        3,413,694       7.14
        Duquesne Light Co., 6.50%, Series H..........     194,900       10,295,592       6.15
                                                                    --------------
                                                                        13,709,286
                                                                    --------------
  Food                                         0.94%
    Dairy Products                             0.74%
        Dairy Farmers of America, 7.875%, 144A(a)....      70,000        7,139,174       7.73
                                                                    --------------
    Flour and Grain                            0.20%
        Gruma S.A., 7.75%, due 12/29/49, 144A........   2,000,000        1,942,910       7.98
                                                                    --------------
        Total Food...................................                    9,082,084
                                                                    --------------
  Insurance -- Multi-Line                      0.86%
        AFC Capital Trust I, 8.207%, due 2/3/27,
          Series B...................................   8,000,000        8,349,384       7.87
                                                                    --------------
  Oil -- Exploration and Production            0.42%
        Pemex Project Funding Master Trust, 7.75%,
          due 9/29/49................................   4,000,000        4,033,436       7.69
                                                                    --------------
            Total Preferred Securities -- Capital
              Trust (Identified cost -- $49,640,296).                   50,887,257
                                                                    --------------

---------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                          PRINCIPAL       VALUE
                                                           AMOUNT       (NOTE 1)
                                                         -----------   -----------
Corporate Bond                                    5.25%
  Automotive                                      1.37%
        Delphi Corp., 7.125%, due 5/1/29...............  $ 2,000,000   $ 1,885,596
        Ford Motor Co., 9.215%, due 9/15/21............    5,000,000     5,773,765
        General Motors Corp., 9.40%, due 7/15/21.......    5,000,000     5,657,780
                                                                       -----------
                                                                        13,317,141
                                                                       -----------
  Cable Television                                1.30%
        Cablevision Systems New York Group, 8.00%,
          due 4/15/12, 144A............................    4,500,000     4,826,250
        CSC Holdings, 7.875%, due 2/15/18..............    2,500,000     2,712,500
        Rogers Cable, 8.75%, due 5/01/32...............    4,500,000     5,017,500
                                                                       -----------
                                                                        12,556,250
                                                                       -----------
  Cellular Telecommunications                     0.15%
        Rogers Wireless Communications, 7.50%,
          due 3/15/15, 144A............................    1,400,000     1,484,000
                                                                       -----------
  Finance -- Auto Loan                            0.21%
        General Motors Acceptance Corp., 8.00%,
          due 11/1/31..................................    2,000,000     2,061,524
                                                                       -----------
  Insurance                                       0.76%
        Liberty Mutual Insurance, 7.697%,
          due 10/15/97.................................    7,000,000     7,353,850
                                                                       -----------
  Medical -- Hospitals                            0.87%
        Columbia/HCA, 8.36%, due 4/15/24...............    3,000,000     3,284,541
        Columbia/HCA, 7.69%, due 6/15/25...............    4,000,000     4,110,308
        Columbia/HCA, 7.75%, due 7/15/36...............    1,000,000     1,014,810
                                                                       -----------
                                                                         8,409,659
                                                                       -----------
  Telephone -- Integrated                         0.59%
        Citizens Communications Co., 9.00%, due
          8/15/31......................................    5,000,000     5,737,500
                                                                       -----------
            Total Corporate Bond
              (Identified cost -- $49,518,140).........                 50,919,924
                                                                       -----------
Commercial Paper                                  1.11%
        State Street Corp., 1.70%, due 1/03/05
          (Identified cost -- $10,744,985).............   10,746,000    10,744,985
                                                                       -----------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                          VALUE
                                                                         (NOTE 1)
                                                                      --------------
Total Investments
  (Identified cost -- $1,307,677,721).....   150.60%                  $1,459,983,565
Other Assets in Excess of Liabilities.....     0.15%                       1,429,174
Liquidation Value of Auction Market
  Preferred Shares: Series M7, Series T7,
  Series W7, Series TH28, Series F7
  (Equivalent to $25,000 per share based
  on 3,400 shares outstanding per class)
  and Series T28 (Equivalent to $25,000
  per share based on 2,680 shares
  outstanding) ...........................   (50.75)%                   (492,000,000)
                                             ------                   --------------
Net Assets Applicable to Common Shares
  (Equivalent to $22.38 per share based on
  43,320,750 shares of capital stock
  outstanding) ...........................   100.00%                  $  969,412,739
                                             ------                   --------------
                                             ------                   --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depository Receipt.
  CBTCS           Corporate Backed Trust Certificates.
  COPrS           Canadian Origin Preferred Securities.
  PPLUS           Preferred Plus Trust.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

Assets:
    Investments in securities, at value (Identified
      cost -- $1,307,677,721) (Note 1)......................  $1,459,983,565
    Dividends and interest receivable.......................       5,796,721
    Other assets............................................          41,986
                                                              --------------
        Total Assets........................................   1,465,822,272
                                                              --------------
Liabilities:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       1,919,926
    Payable to investment manager...........................         793,953
    Payable for dividends declared on common shares.........         592,390
    Payable for dividends declared on preferred shares......         507,202
    Payable for preferred offering costs....................         329,374
    Payable to administrator................................          65,800
    Payable to custodian....................................           7,823
    Payable for directors fees..............................           4,012
    Other liabilities.......................................         189,053
                                                              --------------
        Total Liabilities...................................       4,409,533
                                                              --------------
Liquidation Value of Preferred Shares:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 2,680 shares
      issued and outstanding) (Notes 1 and 5)...............      67,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series TH28, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
                                                              --------------
                                                                 492,000,000
                                                              --------------
Total Net Assets Applicable to Common Shares................  $  969,412,739
                                                              --------------
                                                              --------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 43,320,750 shares issued
      and outstanding) (Notes 1 and 5)......................  $  819,612,324
    Distribution in excess of net investment income.........        (315,065)
    Accumulated net realized loss on investments............        (270,438)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     150,385,918
                                                              --------------
                                                              $  969,412,739
                                                              --------------
                                                              --------------
Net Asset Value per Common Share:
    ($969,412,739[div]43,320,750 shares outstanding)........  $        22.38
                                                              --------------
                                                              --------------
Market Price Per Common Share...............................  $        19.82
                                                              --------------
                                                              --------------
Market Price Premium/(Discount) to Net Asset Value Per
  Common Share..............................................          (11.44)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                            STATEMENT OF OPERATIONS
       FOR THE PERIOD ENDED MARCH 30, 2004(a) THROUGH DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $42,567 of foreign withholding
      tax)..................................................  $ 40,067,248
    Interest income.........................................     3,993,634
                                                              ------------
        Total Income........................................    44,060,882
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     7,767,088
    Administration fees (Note 2)............................       658,684
    Preferred remarketing fee...............................       677,478
    Professional fees.......................................       147,605
    Reports to shareholders.................................       142,012
    Custodian fees and expenses.............................       111,783
    Directors' fees and expenses (Note 2)...................        44,201
    Transfer agent fees and expenses........................        14,921
    Miscellaneous...........................................       148,527
                                                              ------------
        Total Expenses......................................     9,712,299
                                                              ------------
    Reduction of Expenses (Note 2)..........................    (1,827,550)
                                                              ------------
        Net Expenses........................................     7,884,749
                                                              ------------
Net Investment Income.......................................    36,176,133
                                                              ------------

Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................       488,760
    Net realized loss on interest rate swap transactions....    (2,598,585)
    Net change in unrealized appreciation on investments....   152,305,844
    Net change in unrealized depreciation on interest rate
      swap transactions.....................................    (1,919,926)
                                                              ------------
        Net realized and unrealized gain/(loss) on
          investments.......................................   148,276,093
                                                              ------------
    Net Increase Resulting from Operations..................   184,452,226
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income and net realized gains on
      investments...........................................    (5,240,938)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................   $179,211,288
                                                              ------------
                                                              ------------

---------
(a) Commencement of Operations.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                               FOR THE PERIOD
                                                               MARCH 30, 2004(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................    $ 36,176,133
        Net realized loss on investments and interest rate
          swap transactions.................................      (2,109,825)
        Net change in unrealized appreciation on investments
          and interest rate swap transactions...............     150,385,918
                                                                ------------
            Net increase resulting from operations..........     184,452,226
                                                                ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...............................      (5,135,684)
        Net realized gain on investments....................        (105,254)
                                                                ------------
            Total dividends and distributions to preferred
              shareholders..................................      (5,240,938)
                                                                ------------
        Net increase in net assets from operations
          applicable to common shares.......................     179,211,288
                                                                ------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income...............................     (28,756,928)
        Net realized gain on investments....................        (653,945)
        Tax return of capital...............................         (47,237)
                                                                ------------
            Total dividends and distributions to common
              shareholders..................................     (29,458,110)
                                                                ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
          transactions......................................     825,593,430
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................      (6,034,144)
                                                                ------------
            Net increase in net assets from capital stock
              transactions..................................     819,559,286
                                                                ------------
            Total increase in net assets applicable to
              commmon shares................................     969,312,464
                                                                ------------
    Net Assets Applicable to Common Shares:
        Beginning of period.................................         100,275
                                                                ------------
        End of period(b)....................................    $969,412,739
                                                                ------------
                                                                ------------

---------
(a) Commencement of Operations.

(b) Includes distribution in excess of net investment income of $315,065 at December 31, 2004.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                FOR THE PERIOD
                                                               MARCH 30, 2004(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period.......       $  19.10
                                                                   --------
Income from investment operations:
    Net investment income...................................           0.85(b)
    Net realized and unrealized gain on investments.........           3.36
                                                                   --------
          Total income from investment operations...........           4.21
                                                                   --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................          (0.12)
    Net realized gain on investments........................          (0.00)(c)
                                                                   --------
          Total dividends and distributions to preferred
            shareholders....................................          (0.12)
                                                                   --------
          Total from investment operations applicable to
            common shares...................................           4.09
                                                                   --------
Less Offering costs charged to paid-in capital -- common
     shares.................................................          (0.04)
     Offering costs charged to paid-in capital -- preferred
     shares.................................................          (0.14)
     Anti-dilutive effect of common share offering..........           0.05
                                                                   --------
          Total offering and organization costs.............          (0.13)
                                                                   --------
Less dividends and distributions to common shareholders
  from:
     Net investment income..................................          (0.67)
     Net realized gain on investments.......................          (0.01)
     Tax return of capital..................................          (0.00)(c)
                                                                   --------
          Total dividends and distributions to common
            shareholders....................................          (0.68)
                                                                   --------
Net increase in net asset value.............................           3.28
                                                                   --------
Net asset value, per common share, end of period............       $  22.38
                                                                   --------
                                                                   --------
Market value, per common share, end of period...............       $  19.82
                                                                   --------
                                                                   --------
Net asset value total return(d).............................          21.57%(e)
                                                                   --------
                                                                   --------
Market value return(d)......................................           2.82%(e)
                                                                   --------
                                                                   --------

---------

(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Less than $.005 per share.

(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) Not annualized.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                FOR THE PERIOD
                                                               MARCH 30, 2004(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              ------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (in millions).............................................       $  969.4
                                                                   --------
                                                                   --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(b)...............           1.51%(c)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(b)...............           1.22%(c)
                                                                   --------
                                                                   --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)(b).           5.33%(c)
                                                                   --------
                                                                   --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(b).           5.62%(c)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(b,e)...................................           1.06%(c)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(b,e)...................................           0.86%(c)
                                                                   --------
                                                                   --------
Portfolio turnover rate.....................................          14.03%(d)
                                                                   --------
                                                                   --------

PREFERRED SHARES:
Liquidation value, end of period (in 000's).................       $492,000
                                                                   --------
                                                                   --------
Total shares outstanding (in 000's).........................             20
                                                                   --------
                                                                   --------
Asset coverage per share....................................       $ 74,259
                                                                   --------
                                                                   --------
Liquidation preference per share............................       $ 25,000
                                                                   --------
                                                                   --------
Average market value per share(f)...........................       $ 25,000
                                                                   --------
                                                                   --------

---------
(a) Commencement of operations.

(b) Ratios do not reflect dividend payments to preferred shareholders.

(c) Annualized.

(d) Not annualized.

(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(f) Based on weekly prices.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) distributions (and, consequently, its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the effect that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28 and Series TH28 preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period March 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred investment management fees of $7,767,088.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven, and 0.05% of average daily managed asset value in year eight. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period March 30, 2004 (commencement of operations) through December 31, 2004, the investment manager waived management fees of $1,827,550.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the period March 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred $516,876 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period March 30, 2004 (commencement of operations) through December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $44,201.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period March 30, 2004 (commencement of operations) through December 31, 2004, totaled $1,452,690,699 and $155,475,801, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $47,237 (less than $.005 per common share) period March 30, 2004 (commencement of operations) through December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    For the period March 30, 2004 (commencement of operations) through December 31, 2004 the dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                                FOR THE PERIOD
                                                                MARCH 30, 2004
                                                               (COMMENCEMENT OF
                                                              OPERATIONS) THROUGH
                                                               DECEMBER 31, 2004
                                                               -----------------
Preferred shareholders:
    Ordinary income.........................................      $ 5,160,311(a)
    Long-term capital gains.................................           80,627
                                                                  -----------
        Total dividends and distributions to preferred
          shareholders......................................      $ 5,240,938
                                                                  -----------
                                                                  -----------
Common shareholders:
    Ordinary income.........................................      $28,909,936
    Long-term capital gains.................................          500,937
    Tax return of capital...................................           47,237
                                                                  -----------
        Total dividends and distributions to common
          shareholders......................................      $29,458,110
                                                                  -----------
                                                                  -----------

---------
(a) Under federal income tax rules, the tax character of $507,202 will be determined based upon 2005 earnings and profits.

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $1,307,948,160
                                                              --------------
                                                              --------------
Gross unrealized appreciation...............................  $  152,658,320
Gross unrealized depreciation...............................        (622,915)
                                                              --------------
Net unrealized appreciation on investments..................     152,035,405
Net unrealized depreciation on interest rate swap
  Transactions..............................................      (1,727,788)
                                                              --------------
Net unrealized appreciation.................................  $  150,307,617
                                                              --------------
                                                              --------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities and differing treatment of swap income/expense.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period March 30, 2004 (commencement of operations) through December 31, 2004 the fund decreased undistributed net investment income by $2,598,586 and increased accumulated net realized gain on investments by $2,598,586, relating primarily to differing treatment of interest rate swap income/expense.

    For the year ended December 31, 2004, the fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

    On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    During the period March 30, 2004 (commencement of operations) through December 31, 2004, the fund issued no shares of common stock for the reinvestment of dividends. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned approximately 5,400 shares.

    On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the articles supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of a majority of the holders as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with UBS AG, Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the notional values of the swaps. Details of the swaps at December 31, 2004 are as follows:

                                                      FLOATING RATE(a)
                             NOTIONAL                   (RATE RESET                          UNREALIZED
       COUNTERPARTY           AMOUNT     FIXED RATE      MONTHLY)       TERMINATION DATE   (DEPRECIATION)
--------------------------  -----------  ----------      --------       ----------------   --------------
Merrill Lynch Derivative
  Products AG.............  $40,000,000   3.8225%         2.2800%         June 2, 2008      $  (266,178)
Merrill Lynch Derivative
  Products AG.............  $35,000,000   4.0850%         2.4175%         May 27, 2009         (371,397)
Merrill Lynch Derivative
  Products AG.............  $40,000,000   3.9950%         2.3400%         July 7, 2009         (288,213)
Royal Bank of Canada......  $35,000,000   3.8900%         2.4100%         May 19, 2008         (289,091)
Royal Bank of Canada......  $30,000,000   4.0775%         2.2800%         June 1, 2009         (349,861)
UBS AG....................  $32,500,000   3.9775%         2.4100%        June 17, 2008         (355,186)
                                                                                            -----------
                                                                                            $(1,919,926)
                                                                                            -----------
                                                                                            -----------

---------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2004.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                       OF SHARES       (NOTE 1)        YIELD(a)
                                                       ----------   --------------   ------------
Common Stock                                  118.88%
  Utilities                                   116.34%
    Electric -- Integrated                     92.02%
        Ameren Corp..................................   1,247,400   $   68,981,220       4.59%
        American Electric Power Co...................     384,000       14,158,080       3.80
        CINergy Corp.................................   1,176,300       52,721,766       4.28
        Cleco Corp...................................     246,700        5,321,319       4.17
        DPL..........................................     359,700        9,873,765       3.50
        DTE Energy Co................................   1,003,500       46,933,695       4.40
        Dominion Resources...........................     434,600       31,895,294       3.65
        Duke Energy Corp.............................   2,539,100       75,487,443       4.17
        E.ON AG (ADR)................................     719,000       21,289,590       3.17
        Edison International.........................   1,353,000       54,864,150       2.47
        Enel S.P.A., (ADR)...........................     151,100        6,559,251       4.98
        Entergy Corp.................................     696,350       52,609,243       2.86
        Exelon Corp..................................   1,435,464       73,682,367       3.12
        FirstEnergy Corp.............................     478,100       23,001,391       3.43
        FPL Group....................................   1,167,000       49,084,020       3.38
        Hawaiian Electric Industries.................     516,700       13,852,727       4.63
        NiSource.....................................     339,000        8,383,470       3.72
        PG&E Corp....................................   1,519,000       57,023,260       3.20
        PPL Corp.....................................     497,000       29,511,860       3.10
        Pacific Gas & Electric Co....................      25,600          668,800       6.74
        Pinnacle West Capital Corp...................     812,600       36,120,070       4.27
        Progress Energy..............................     423,750       19,170,450       5.22
        Public Service Enterprise Group..............     811,400       49,349,348       3.68
        Puget Energy.................................     166,000        3,881,080       4.28
        SCANA Corp...................................     303,500       12,962,485       3.65
        Scottish Power PLC (ADR).....................     342,000       12,175,200       3.60
        Southern Co.(b)..............................   1,952,500       67,693,175       4.30
        TXU Corp.....................................     495,000       41,129,550       2.71
        Xcel Energy..................................   2,290,000       44,700,800       4.41
                                                                    --------------
                                                                       983,084,869
                                                                    --------------
    Electric -- Distribution                  12.95%
        Consolidated Edison..........................   1,024,200       47,973,528       4.87
        Energy East Corp.............................     224,700        6,511,806       3.80
        National Grid Transco PLC (ADR)..............     701,300       34,202,401       4.37
        NSTAR........................................     515,239       15,884,818       3.76
        Pepco Holdings...............................   1,409,200       33,736,248       4.18
                                                                    --------------
                                                                       138,308,801
                                                                    --------------
    Gas -- Distribution                        3.63%
        AGL Resources................................     311,000       12,020,150       3.21
        Atmos Energy Corp............................     210,500        6,062,400       4.31
        Sempra Energy................................     213,000        8,799,030       2.81
        Vectren Corp.................................     413,867       11,890,399       4.11
                                                                    --------------
                                                                        38,771,979
                                                                    --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                       OF SHARES       (NOTE 1)        YIELD(a)
                                                       ----------   --------------   ------------
    Gas -- Integrated                           7.74%
        Equitable Resources..........................     777,300   $   52,856,400       2.47%
        KeySpan Corp.................................     732,400       29,808,680       4.47
                                                                    --------------
                                                                        82,665,080
                                                                    --------------
        Total Utilities..............................                1,242,830,729
                                                                    --------------
  Utility -- Foreign                           1.27%
    Electric -- Integrated
        RWE AG(c)....................................     150,000        9,632,336       2.82
        Scottish and Southern Energy(c)..............     217,900        3,943,218       2.98
                                                                    --------------
                                                                        13,575,554
                                                                    --------------
  Telecommunication Services                   1.18%
        FairPoint Communications.....................     780,000       12,597,000       9.29
                                                                    --------------
  Transport -- Marine                          0.09%
        Teekay LNG Partners LP.......................      35,400          998,280       5.85
                                                                    --------------
            Total Common Stock
              (Identified cost -- $1,030,208,388)....                1,270,001,563
                                                                    --------------
Preferred Securities -- $25 Par Value         17.01%
  Bank                                         0.51%
        Chevy Chase Bank, 8.00%, Series C............      87,100        2,430,090       7.17
        First Republic Bank, 6.70% Series A..........     118,700        3,044,655       6.55
                                                                    --------------
                                                                         5,474,745
                                                                    --------------
  Bank -- Foreign                              0.11%
        Northern Rock, 8.00% Series..................      45,000        1,128,600       7.97
                                                                    --------------
  Insurance                                    0.10%
        RenaissanceRE Holdings Ltd., 6.08%,
        Series C.....................................      46,100        1,108,705       6.32
                                                                    --------------
  Media                                        0.34%
        Liberty Media Corp., 8.75% (CBTCS)...........      22,100          582,335       8.31
        Liberty Media Corp., 8.75% (PPLUS)...........      20,700          546,480       8.30
        Shaw Communications, 8.50%, Series B
          (COPrS)....................................      99,600        2,510,916       8.45
                                                                    --------------
                                                                         3,639,731
                                                                    --------------
  Real Estate                                 15.00%
    Diversified                                2.35%
        Bedford Property Investors, 7.625%,
          Series B...................................     205,350        5,186,114       7.56
        Colonial Properties Trust, 7.62%, Series E...      49,500        1,212,750       7.80
        Digital Realty Trust, 8.50%, Series A........      56,000        1,451,240       8.22
        Forest City Enterprises, 7.375%, Class A.....      80,800        2,064,440       7.20
        iStar Financial, 7.875%, Series E............     270,700        6,980,000       7.64
        iStar Financial, 7.80%, Series F.............     132,000        3,379,200       7.62
        iStar Financial, 7.50%, Series I.............     113,940        2,862,173       7.48
        Lexington Corporate Properties Trust, 8.05%,
          Series B...................................      75,000        1,976,250       7.63
                                                                    --------------
                                                                        25,112,167
                                                                    --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                       OF SHARES       (NOTE 1)        YIELD(a)
                                                       ----------   --------------   ------------
    Health Care                                2.00%
        Health Care REIT, 7.875%, Series D...........      72,550   $    1,863,084       7.67%
        Health Care REIT, 7.625%, Series F...........     218,800        5,529,076       7.56
        LTC Properties, 8.00%, Series F..............     547,713       14,007,760       7.82
                                                                    --------------
                                                                        21,399,920
                                                                    --------------
    Hotel                                      1.28%
        Ashford Hospitality Trust, 8.55%, Series A...     156,500        4,088,563       8.19
        Equity Inns, 8.75%, Series B.................      75,900        1,984,785       8.37
        Host Marriott Corp., 8.875%, Series E........     100,000        2,750,000       8.07
        Innkeepers USA, 8.00%, Series C..............     189,400        4,842,958       7.82
                                                                    --------------
                                                                        13,666,306
                                                                    --------------
    Office                                     4.36%
        Alexandria Real Estate Equities, 8.375%,
          Series C...................................     514,000       13,564,460       7.92
        Brandywine Realty Trust, 7.50%, Series C.....      75,819        1,899,266       7.50
        Corporate Office Properties Trust, 8.00%,
          Series G...................................      38,486          994,863       7.74
        CRT Properties, 8.50%, Sereis A..............      35,335          873,128       8.62
        Highwoods Properties, 8.00%, Series B........      26,435          664,840       7.95
        Highwoods Properties, 8.00%, Series D........      33,058          831,409       7.95
        Maguire Properties, 7.625%, Series A.........     495,626       12,529,425       7.56
        SL Green Realty Corp., 7.625%, Series C......     247,000        6,323,200       7.46
        SL Green Realty Corp., 7.875%, Series D......     347,333        8,909,091       7.68
                                                                    --------------
                                                                        46,589,682
                                                                    --------------
    Office/Industrial                          0.92%
        PS Business Parks, 7.00%, Series H...........      75,700        1,862,220       7.11
        PS Business Parks, 6.875%, Series I..........      54,950        1,346,275       7.02
        PS Business Parks, 7.95%, Series K...........     252,000        6,577,200       7.62
                                                                    --------------
                                                                         9,785,695
                                                                    --------------
    Residential -- Apartment                   0.68%
        Apartment Investment & Management Co.,
          7.75%, Series U............................      30,000          753,000       7.85
        Apartment Investment & Management Co.,
          8.00%, Series V............................      87,000        2,209,800       7.87
        Apartment Investment & Management Co.,
          7.875%, Series Y...........................      93,000        2,334,300       7.73
        Hovnanian Enterprises, 7.625% Series.........      80,000        2,000,000       7.64
                                                                    --------------
                                                                         7,297,100
                                                                    --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                       OF SHARES       (NOTE 1)        YIELD(a)
                                                       ----------   --------------   ------------
  Shopping Center                              2.30%
      Community Center                         1.70%
        Cedar Shopping Centers, 8.875%, Series A.....     300,000   $    8,010,000       8.31%
        Developers Diversified Realty Corp., 7.375%,
          Series H...................................      25,000          633,500       7.26
        Developers Diversified Realty Corp., 7.50%,
          Series I...................................     302,000        7,731,200       7.34
        Saul Centers, 8.00%, Series A................      67,500        1,767,825       7.64
                                                                    --------------
                                                                        18,142,525
                                                                    --------------
      Regional Mall                            0.60%
        CBL & Associates Properties, 7.75%,
          Series C...................................     126,931        3,484,256       7.07
        Mills Corp., 9.00%, Series C.................      43,300        1,167,585       8.34
        Mills Corp., 8.75%, Series E.................      40,700        1,102,970       8.08
        Taubman Centers, 8.00%, Series G.............      25,000          641,250       7.80
                                                                    --------------
                                                                         6,396,061
                                                                    --------------
        Total Shopping Center........................                   24,538,586
                                                                    --------------
    Specialty                                  1.11%
        Capital Automotive REIT, 6.75%...............     125,000        3,155,000       6.70
        Capital Automotive REIT, 7.50%, Series A.....      95,102        2,415,590       7.40
        Capital Automotive REIT, 8.00%, Series B.....     240,400        6,310,500       7.62
                                                                    --------------
                                                                        11,881,090
                                                                    --------------
        Total Real Estate............................                  160,270,546
                                                                    --------------
  Utilities                                    0.95%
    Electric -- Integrated                     0.40%
        Sierra Pacific Power, 7.80%, Series 1........     169,038        4,259,757       7.74
                                                                    --------------
    Gas -- Distribution                        0.55%
        Southern Union Co., 7.55%, Series C..........     222,500        5,918,500       7.11
                                                                    --------------
        Total Utilities..............................                   10,178,257
                                                                    --------------
            Total Preferred Securities -- $25 Par
              Value (Identified cost -- $174,512,809)                  181,800,584
                                                                    --------------
Preferred Securities -- Capital Trust          6.61%
  Diversified Financial Services               1.47%
        Old Mutual Capital Funding, 8.00%,
          due 5/29/49 (Eurobond).....................  14,850,000       15,728,244       7.55
                                                                    --------------
  Electric -- Integrated                       1.28%
        DPL Capital Trust II, 8.125%, due 9/1/31.....   3,000,000        3,551,754       6.87
        Duquesne Light Co., 6.50% Series H...........     194,900       10,154,290       6.24
                                                                    --------------
                                                                        13,706,044
                                                                    --------------
  Food                                         1.02%
        Dairy Farmers of America, 7.875%, 144A(c,d)..      70,000        6,908,825       7.98
        Gruma S.A., 7.75%, due 12/29/49, 144A(c,d)...   4,000,000        3,909,100       7.93
                                                                    --------------
                                                                        10,817,925
                                                                    --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                         NUMBER         VALUE          DIVIDEND
                                                       OF SHARES       (NOTE 1)        YIELD(a)
                                                       ----------   --------------   ------------
  Insurance -- Multi-Line                      1.58%
        AFC Capital Trust I, 8.207%, due 2/3/27,
          Series B...................................   8,000,000   $    9,107,056       7.21%
        Liberty Mutual Insurance, 7.697%, due
          10/15/97...................................   7,000,000        7,755,426       6.95
                                                                    --------------
                                                                        16,862,482
                                                                    --------------
  Medical -- Hospitals                         0.69%
        Columbia/HCA, 7.50%, due 11/15/95............   7,545,000        7,367,806       7.68
                                                                    --------------
  Oil -- Exploration and Production            0.38%
        Pemex Project Funding Master Trust,
          7.75%, due 9/29/49.........................   4,000,000        4,048,084       7.66
                                                                    --------------
  Retail                                       0.19%
        JC Penney Co., 7.625%, due 3/1/97............   2,000,000        2,000,000       7.63
                                                                    --------------
            Total Preferred Securities -- Capital
              Trust (Identified cost -- $72,994,933).                   70,530,585
                                                                    --------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
Corporate Bond                                 3.11%
  Media                                        1.47%
        Cablevision Systems Corp., 8.00%, due
          4/15/12....................................   $ 4,500,000        4,432,500
        CSC Holdings, 7.875%, due 2/15/18............     1,500,000        1,485,000
        Liberty Media Corp., 8.25%, due 2/1/30.......     4,000,000        3,989,580
        Rogers Cable, 8.75%, due 5/01/32.............     5,100,000        5,814,000
                                                                      --------------
                                                                          15,721,080
                                                                      --------------
  Cellular Telecommunications                  0.14%
        Rogers Wireless Communications,
          7.50%, due 3/15/15, 144A(d)................     1,400,000        1,529,500
                                                                      --------------
  Medical -- Hospitals                         0.41%
        Columbia/HCA, 8.36%, due 4/15/24.............     3,000,000        3,370,035
        Columbia/HCA, 7.75%, due 7/15/36.............     1,000,000        1,070,375
                                                                      --------------
                                                                           4,440,410
                                                                      --------------
  Special Purpose Entity                       0.25%
        Valor Telecom Enterprise, 7.75%, due
          02/15/15(c)................................     2,750,000        2,634,156
                                                                      --------------
  Telephone -- Integrated                      0.84%
        Citizens Communications Co., 9.00%,
          due 8/15/31................................     8,700,000        8,961,000
                                                                      --------------
            Total Corporate Bond
              (Identified cost -- $28,740,714).......                     33,286,146
                                                                      --------------
Commercial Paper                               0.22%
        New Center Asset Trust, 2.20%, due 07/01/05
          (Identified cost -- $2,300,000)............     2,300,000        2,300,000
                                                                      --------------
Total Investments (Identified cost --
  $1,308,756,844).........................   145.83%                   1,557,918,878
Other Assets in Excess of Liabilities.....     0.22%                       2,410,520
Liquidation Value of Preferred Shares.....   (46.05)%                   (492,000,000)
                                            -------                    --------------
Net Assets Applicable to Common Shares
  (Equivalent to $24.66 per share based on
  43,320,750 shares of capital stock
  outstanding)............................   100.00%                  $1,068,329,398
                                            -------                   --------------
                                            -------                   --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value on June 30, 2005. The current dividend rate does not reflect any potential reclassifications to capital gain or return of capital.

(b) 120,000 shares segregated as collateral for interest rate swap transactions.

(c) Fair valued security. Aggregate holdings equal 2.53% of net assets applicable to common shares.

(d) Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.16% of net assets applicable to common shares.

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR            American Depositary Receipt.
  COPrS          Canadian Origin Preferred Securities.
  CBTCS          Corporate Backed Trust Certificates.
  PPLUS          Preferred Plus Trust.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)


Assets:
    Investments in securities, at value (Identified
      cost -- $1,308,756,844) (Note 1)......................  $1,557,918,878
    Dividends and interest receivable.......................       7,649,025
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         171,643
    Other assets............................................          34,272
                                                              --------------
        Total Assets........................................   1,565,773,818
                                                              --------------
Liabilities:
    Payable for investment securities purchased.............       1,997,346
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       1,035,118
    Payable to investment manager...........................         817,989
    Payable for dividends declared on common shares.........         627,897
    Payable for dividends declared on preferred shares......         614,789
    Payable to administrator................................          66,262
    Payable for directors fees..............................           6,738
    Other liabilities.......................................         278,281
                                                              --------------
        Total Liabilities...................................       5,444,420
                                                              --------------
Liquidation Value of Preferred Shares:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 2,680 shares
      issued and outstanding) (Notes 1 and 5)...............      67,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series TH28, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
                                                              --------------
                                                                 492,000,000
                                                              --------------
Total Net Assets Applicable to Common Shares................  $1,068,329,398
                                                              --------------
                                                              --------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 43,320,750 shares issued
      and outstanding)......................................  $  819,922,546
    Dividends in excess of net investment income............      (1,056,415)
    Accumulated undistributed net realized gain.............       1,165,464
    Net unrealized appreciation.............................     248,297,803
                                                              --------------
                                                              $1,068,329,398
                                                              --------------
                                                              --------------
Net Asset Value Per Common Share:
    ($1,068,329,398[div]43,320,750 shares outstanding)......  $        24.66
                                                              --------------
                                                              --------------
Market Price Per Common Share...............................  $        21.43
                                                              --------------
                                                              --------------
Market Price Discount to Net Asset Value Per Common Share...          (13.10)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $333,623 of foreign withholding
      tax)..................................................  $ 33,486,388
    Interest income.........................................     3,225,206
                                                              ------------
        Total Income........................................    36,711,594
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     6,237,506
    Preferred remarketing fee...............................       609,641
    Administration fees (Note 2)............................       490,653
    Reports to shareholders.................................       162,412
    Professional fees.......................................       104,128
    Custodian fees and expenses.............................        63,285
    Directors' fees and expenses (Note 2)...................        26,228
    Transfer agent fees and expenses........................         5,430
    Miscellaneous...........................................        74,042
                                                              ------------
        Total Expenses......................................     7,773,325
    Reduction of Expenses (Note 2)..........................    (1,467,648)
                                                              ------------
        Net Expenses........................................     6,305,677
                                                              ------------
Net Investment Income.......................................    30,405,917
                                                              ------------

Net Realized and Unrealized Gain (Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     2,721,408
    Net realized loss on foreign currency tranactions.......       (14,703)
    Net realized loss on interest rate swap transactions....    (1,270,803)
    Net change in unrealized appreciation on investments....    96,856,190
    Net change in unrealized depreciation on foreign
      currency translations.................................          (756)
    Net change in unrealized appreciation on interest rate
      swap transactions.....................................     1,056,451
                                                              ------------
        Net realized and unrealized gain on investments.....    99,347,787
                                                              ------------
    Net Increase Resulting from Operations..................   129,753,704
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from Net Investment Income................................    (7,104,251)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $122,649,453
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES
                                  (UNAUDITED)

                                                                                  FOR THE PERIOD
                                                                  FOR THE        MARCH 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2005     DECEMBER 31, 2004
                                                              ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................   $   30,405,917      $ 36,176,133
        Net realized gain (loss)............................        1,435,902        (2,109,825)
        Net change in unrealized appreciation...............       97,911,885       150,385,918
                                                               --------------      ------------
            Net increase resulting from operations..........      129,753,704       184,452,226
                                                               --------------      ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income...............................       (7,104,251)       (5,135,684)
        Net realized gain on investments....................               --          (105,254)
                                                               --------------      ------------
            Total dividends and distributions to preferred
              shareholders..................................       (7,104,251)       (5,240,938)
                                                               --------------      ------------
        Net increase in net assets from operations
          applicable to common shares.......................      122,649,453       179,211,288
                                                               --------------      ------------
    Less Dividends and Distributions to Common Shareholders
      from:
        Net investment income...............................      (24,043,016)      (28,756,928)
        Net realized gain on investments....................               --          (653,945)
        Tax return of capital...............................               --           (47,237)
                                                               --------------      ------------
            Total dividends and distributions to common
              shareholders..................................      (24,043,016)      (29,458,110)
                                                               --------------      ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
          transactions......................................               --       825,593,430
        Increase in net assets from preferred share offering
          cost adjustment...................................          310,222                --
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................               --        (6,034,144)
                                                               --------------      ------------
            Net increase in net assets from capital stock
              transactions..................................          310,222       819,559,286
                                                               --------------      ------------
            Total increase in net assets applicable to
              common shares.................................       98,916,659       969,312,464
                                                               --------------      ------------
Net Assets Applicable to Common Shares:
    Beginning of period.....................................      969,412,739           100,275
                                                               --------------      ------------
    End of period(b)........................................   $1,068,329,398      $969,412,739
                                                               --------------      ------------
                                                               --------------      ------------

---------
(a) Commencement of operations.

(b) Includes dividends in excess of net investment income of $1,056,415 and $315,065, respectively.

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                  FOR THE PERIOD
                                                                  FOR THE        MARCH 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2005     DECEMBER 31, 2004
PER SHARE OPERATING PERFORMANCE:                               -------------     -----------------
Net asset value per common share, beginning of period.......       $22.38             $19.10
                                                                   ------             ------
Income from investment operations:
    Net investment income(b)................................         0.70               0.85
    Net realized and unrealized gain on investments.........         2.29               3.36
                                                                   ------             ------
        Total income from investment operations.............         2.99               4.21
                                                                   ------             ------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................        (0.16)             (0.12)
    Net realized gain on investments........................           --              (0.00)(c)
                                                                   ------             ------
        Total dividends and distributions to preferred
          shareholders......................................        (0.16)             (0.12)
                                                                   ------             ------
        Total from investment operations applicable to
          common shares.....................................         2.83               4.09
                                                                   ------             ------

Less: Offering costs charged to paid-in capital -- common
  shares....................................................           --              (0.04)
    Preferred share offering cost adjustment................         0.01                 --
    Offering costs charged to paid-in capital -- preferred
      shares................................................           --              (0.14)
    Anti-dilutive effect of common share offering...........           --               0.05
                                                                   ------             ------
        Total offering and organization costs...............         0.01              (0.13)
                                                                   ------             ------
Less dividends and distributions to common shareholders
  from:
    Net investment income...................................        (0.56)             (0.67)
    Net realized gain on investments........................           --              (0.01)
    Tax return on capital...................................           --              (0.00)(c)
                                                                   ------             ------
        Total dividends and distributions to common
          shareholders......................................        (0.56)             (0.68)
                                                                   ------             ------
Net increase in net asset value.............................         2.28               3.28
                                                                   ------             ------
Net asset value, per common share, end of period............       $24.66             $22.38
                                                                   ------             ------
                                                                   ------             ------
Market value, per common share, end of period...............       $21.43             $19.82
                                                                   ------             ------
                                                                   ------             ------
Net asset value total return(d).............................        13.25%(e)          21.57%(e)
                                                                   ------             ------
                                                                   ------             ------
Market value return(d)......................................        11.12%(e)           2.82%(e)
                                                                   ------             ------
                                                                   ------             ------

                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)


                                                                                  FOR THE PERIOD
                                                                  FOR THE        MARCH 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2005     DECEMBER 31, 2004
RATIOS/SUPPLEMENTAL DATA:                                     ----------------   -----------------
Net assets applicable to common shares, end of period
  (in millions).............................................      $1,068.3           $  969.4
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(g)...............          1.59%(f)           1.51%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(g)...............          1.29%(f)           1.22%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)(g).          5.91%(f)           5.33%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(g).          6.21%(f)           5.62%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(g,h)...................................          1.06%(f)           1.06%(f)
                                                                  --------           --------
                                                                  --------           --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(g,h)...................................          0.86%(f)           0.86%(f)
                                                                  --------           --------
                                                                  --------           --------
Portfolio turnover rate.....................................         14.56%(e)          14.03%(e)
                                                                  --------           --------
                                                                  --------           --------

PREFERRED SHARES:
Liquidation value, end of period (in 000's).                      $492,000           $492,000
                                                                  --------           --------
                                                                  --------           --------
Total shares outstanding (in 000's).........................            20                 20
                                                                  --------           --------
                                                                  --------           --------
Asset coverage per share....................................      $ 79,285           $ 74,259
                                                                  --------           --------
                                                                  --------           --------
Liquidation preference per share............................      $ 25,000           $ 25,000
                                                                  --------           --------
                                                                  --------           --------
Average market value per share(i)...........................      $ 25,000           $ 25,000
                                                                  --------           --------
                                                                  --------           --------

---------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Less than $0.005 per share.

(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) Not annualized.

(f) Annualized.

(g) Ratios do not reflect dividend payments to preferred shareholders.

(h) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(i) Based on weekly prices.


                See accompanying notes to financial statements.

                    COHEN & STEERS SELECT UTILITY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's board of directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing

                    COHEN & STEERS SELECT UTILITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing

                    COHEN & STEERS SELECT UTILITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

    For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's

                    COHEN & STEERS SELECT UTILITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight.

    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2005, the fund incurred $392,708 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $222,993,509 and $215,271,108, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $1,308,756,846
                                                              --------------
                                                              --------------
Gross unrealized appreciation...............................  $  253,686,251
Gross unrealized depreciation...............................      (4,524,973)
                                                              --------------
Net unrealized appreciation on investments..................     249,161,278
Net unrealized depreciation on interest rate swap
  transactions..............................................        (863,475)
                                                              --------------
Net unrealized appreciation.................................  $  248,297,803
                                                              --------------
                                                              --------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2005 the fund issued no shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

    During the six months ended June 30, 2005, a $310,222 adjustment was credited to common stock for preferred offering costs.

    On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

    On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

    On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market

                    COHEN & STEERS SELECT UTILITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    Interest rate swaps at June 30, 2005:

                                                           FLOATING RATE(a)                      UNREALIZED
                                 NOTIONAL                    (RATE RESET       TERMINATION    APPRECIATION/
        COUNTERPARTY              AMOUNT      FIXED RATE       MONTHLY)           DATE        (DEPRECIATION)
-----------------------------   -----------   ----------       --------           ----        --------------
Merrill Lynch Derivative
  Products AG................   $40,000,000    3.8225%          3.111%         June 2, 2008    $   128,212
Merrill Lynch Derivative
  Products AG................   $35,000,000    4.0850%          3.314%         May 27, 2009       (106,843)
Merrill Lynch Derivative
  Products AG................   $40,000,000    3.9950%          3.160%         July 7, 2009         (1,326)
Royal Bank of Canada.........   $35,000,000    3.8900%          3.260%         May 19, 2008         43,431
Royal Bank of Canada.........   $30,000,000    4.0775%          3.111%         June 1, 2009       (116,582)
UBS AG.......................   $32,500,000    3.9775%          3.240%        June 17, 2008        (41,723)
UBS AG.......................   $25,000,000    4.5500%          3.150%        April 4, 2010       (596,290)
UBS AG.......................   $32,000,000    4.1530%          3.314%         May 26, 2010       (172,354)
                                                                                               -----------
                                                                                               $  (863,475)
                                                                                               -----------
                                                                                               -----------

---------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2005.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                             ARTICLES SUPPLEMENTARY

                                [TO BE UPDATED]

                                     PART C

                               OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements

Part A  --  Financial Highlights for the period March 30, 2004 through December 31, 2004 (audited)
        --  Financial Highlights for the six months ended June 30, 2005 (unaudited)
Part B  --  Report of Independent Registered Public Accounting Firm
        --  Schedule of Investments, as of December 31, 2004 (audited)
        --  Statement of Assets and Liabilities, as of December 31, 2004 (audited)
        --  Statement of Operations, for the period March 30, 2004 through December 31, 2004
            (audited)
        --  Statement of Changes in Net Assets Applicable to Common Shares, for the period
            March 30, 2004 through December 31, 2004 (audited)
        --  Financial Highlights for the period March 30, 2004 through December 31, 2004 (audited)
        --  Notes to Financial Statements (audited)
        --  Schedule of Investments, as of June 30, 2005 (unaudited)
        --  Statement of Assets and Liabilities, as of June 30, 2005 (unaudited)
        --  Statement of Operations, for the six months ended June 30, 2005 (unaudited)
        --  Statement of Changes in Net Assets Applicable to Common Shares, for the six months ended June 30, 2005 (unaudited)
        --  Financial Highlights for the period March 30, 2004 through December 31, 2004 (audited)
            and for the six months ended June 30, 2005 (unaudited)
        --  Notes to Financial Statements (audited)

    All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

2) Exhibits

(a)  -- Articles of Incorporation(1)
(b)  -- By-Laws(1)
(c)  -- Not Applicable
(d)  -- (i) Form of Articles Supplementary creating Series    and
        Series    Auction Rate Preferred Shares**
     -- (ii) The Specimen Certificate for Series    Auction Rate
        Preferred Shares**
     -- (iii) The Specimen Certificate for Series   Auction Rate
        Preferred Shares**
(e)  -- Form of Dividend Reinvestment Plan(2)
(f)  -- Not Applicable
(g)  -- (i) Form of Investment Management Agreement(3)
     -- (ii) Not Applicable
(h)  -- Form of Purchase Agreement**
(i)  -- Not Applicable
(j)  -- Form of Custodian Agreement(2)
(k)  -- (i) Form of Transfer Agency, Registrar and Dividend
        Disbursing Agency Agreement(2)
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager(3)
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company(3)
     -- (iv) Form of Auction Agency Agreement between the Fund
        and the Bank of New York**
     -- (v) Form of Master Broker-Dealer Agreement**
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett
        LLP**
     -- (ii) Opinion and Consent of Venable LLP**

(m)  -- Not Applicable
(n)  -- Consent of Independent Registered Public Accounting Firm*
(o)  -- Not Applicable
(p)  -- Not Applicable
(q)  -- Not Applicable
(r)  -- (i) Code of Ethics of the Fund(2)
     -- (ii) Code of Ethics of Investment Manager(2)
(s) -- (i) Powers of Attorney, except for the Powers of Attorney for Richard E. Kroon and C. Edward Ward, Jr.(2)
     -- (ii) Powers of Attorney for Richard E. Kroon and C.
        Edward Ward, Jr.(4)

(1) Incorporated by reference to Fund's Registration Statement
    (File Nos. 333-111820 and 811-21485), filed January 9, 2004.

(2) Incorporated by reference to Amendment No. 2 to the Fund's Registration Statement (File Nos. 333-111820 and 811-21485), filed February 24, 2004.

(3) Incorporated by reference to Amendment No. 3 to the Fund's Registration Statement (File Nos. 333-111820 and 811-21485), filed March 15, 2004.

(4) Incorporated by reference to Amendment No. 1 to the Fund's Registration Statement (File Nos. 333-119279 and 811-21485), filed November 8, 2004.

*  Filed herewith.

** To be filed by subsequent amendment.

ITEM 26. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC Registration fees.......................................  $
Printing and engraving expenses*............................
Auditing fees and expenses*.................................
Legal fees and expenses*....................................
S&P and Moody's Initial Costs...............................
Miscellaneous*..............................................
                                                              --------
    Total*..................................................  $
                                                              --------
                                                              --------

---------

* Estimated.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

    Set forth below is the number of record holders as of            2005, of
each class of securities of the Registrant:

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares...............................................
Series M7 AMPS, par value $.001 per share...................
Series T7 AMPS, par value $.001 per share...................
Series T28 AMPS, par value $.001 per share..................
Series W7 AMPS, par value $.001 per share...................
Series TH28 AMPS, par value $.001 per share.................
Series F7 AMPS, par value $.001 per share...................
Series   Preferred Shares, par value $.001 per share........
Series   Preferred Shares, par value $.001 per share........

ITEM 30. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its stockholders is set forth in Section 5 of the Investment Management Agreement.

    The Registrant has agreed to indemnify the Underwriters of the Registrant's Preferred Shares to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The descriptions of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Robert H. Steers.                        Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen...........................  Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey.......................  President
Adam Derechin..........................  Chief Operating Officer
John J. McCombe........................  Executive Vice President
Douglas R. Bond........................  Executive Vice President
James S. Corl..........................  Executive Vice President
Lawrence B. Stoller....................  Executive Vice President and General Counsel
Matthew S. Stadler.....................  Executive Vice President and Chief Financial Officer
William F. Scapell.....................  Senior Vice President, Director of Fixed Income Investments
Robert Becker..........................  Senior Vice President
William J. Frischling..................  Senior Vice President
Jay J. Chen............................  Senior Vice President
Victor M. Gomez........................  Senior Vice President -- Chief Accounting Officer
Richard E. Helm........................  Senior Vice President
Anthony Dotro..........................  Vice President
Mark Freed.............................  Vice President
Robert Tisler..........................  Vice President
Norbert Berrios........................  Vice President
Terrance R. Ober.......................  Vice President
Thomas Bohjalian.......................  Vice President
David Oakes............................  Vice President
Hoyt Peters............................  Vice President

                                                        (continued on next page)

(continued from previous page)

                 NAME                                              TITLE
                 ----                                              -----
John McLean............................  Vice President and Associate General Counsel
Salvatore Rappa........................  Vice President and Associate General Counsel
Blair Lewis............................  Vice President
Scott Collins..........................  Vice President
John Cheigh............................  Vice President
Derek Cheung...........................  Vice President
Sandra Morgan..........................  Vice President
Ben Morton.............................  Vice President
Pascal van Garderen....................  Vice President
Elaine Zaharis-Nikas...................  Vice President
Frank Zukowski.........................  Vice President

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Dividend Majors Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers International Realty Fund, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    Cohen & Steers VIF Realty Fund, Inc.

    Cohen & Steers Worldwide Realty Income Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 33. MANAGEMENT SERVICES

    Not applicable.

ITEM 34. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 2nd day of September 2005.

                                          COHEN & STEERS SELECT UTILITY FUND,
                                          INC.

                                          By:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                         CO-CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                   TITLE                                 DATE
---------                                   -----                                 ----
By:        /s/ MARTIN COHEN                 Director and Co-Chairman              September 2, 2005
    ......................................
              (MARTIN COHEN)

By:      /s/ ROBERT H. STEERS               Director and Co-Chairman              September 2, 2005
    ......................................
            (ROBERT H. STEERS)

                    *                       Director                              September 2, 2005
    ......................................
              (BONNIE COHEN)

                    *                       Director                              September 2, 2005
    ......................................
            (GEORGE GROSSMAN)

                    *                       Director                              September 2, 2005
    ......................................
            (RICHARD E. KROON)

                    *                       Director                              September 2, 2005
    ......................................
           (RICHARD J. NORMAN)

                    *                       Director                              September 2, 2005
    ......................................
             (FRANK K. ROSS)

                    *                       Director                              September 2, 2005
    ......................................
         (WILLARD H. SMITH, JR.)

                    *                       Director                              September 2, 2005
    ......................................
          (C. EDWARD WARD, JR.)

*By:       /s/ MARTIN COHEN
    ......................................
               MARTIN COHEN
            ATTORNEY-IN-FACT**

---------
**Powers of Attorney were previously filed.

                         STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................... 'r'
The double dagger symbol shall be expressed as.......................... 'DD'
The division sign shall be expressed as................................. [div]
Characters normally expressed as superscript shall be preceded by....... 'pp'
The service mark symbol shall be expressed as........................... 'sm'